MARKED

SEC. File Nos.  2-49291
811-2421

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                           FORM N-1A
                    Registration Statement
                            Under
                  the Securities Act of 1933

                 Post-Effective Amendment No. 25
                              and
                     Registration Statement
                            Under
               The Investment Company Act of 1940
                      Amendment No. 25

             THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
         (Exact Name of Registrant as specified in charter)
                      333 South Hope Street
                  Los Angeles, California 90071
             (Address of principal executive offices)

         Registrant's telephone number, including area code:
                          (213) 486-9200
                 JULIE F. WILLIAMS, Secretary
           The Tax-Exempt Bond Fund of America, Inc.
                     333 South Hope Street
                 Los Angeles, California 90071
              (name and address of agent for service)

                            Copies to:
                     Robert E. Carlson, Esq.
              PAUL, HASTINGS, JANOFSKY & WALKER LLP
                555 S. Flower Street, 23rd Floor
                  Los Angeles, CA  90071-2371
                 (Counsel for the Registrant)
           Approximate date of proposed public offering:

It is proposed that this filing become effective on November 1, 1998, pursuant to paragraph (b) of rule 485.

              THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                      CROSS REFERENCE SHEET

  ITEM NUMBER OF                                      CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A



1.      Front and Back Cover Pages                    Front and Back Cover Pages

2.      Risk/Return Summary:  Investments,            Risk/Return Summary
        Risks and Performance

3.      Risk/Return Summary:  Fee Table               Risk/Return Summary

4.      Investment Objectives, Principal              Investment Objective, Strategies and Risks
        Strategies, and Related Risks

5.      Management's Discussion of Fund               N/A
        Performance

6.      Management, Organization, and Capital         Management and Organization
        Structure

7.      Shareholder Information                       Shareholder Information

8.      Distribution Arrangements                     Shareholder Information

9.      Financial Highlights Information              Financial Highlights



  ITEM NUMBER OF                                      CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                                 ADDITIONAL INFORMATION (PART "B")



10.     Cover Page and Table of Contents              Cover Page and Table of Contents

11.     Fund History                                  Fund Organization

12.     Description of the Fund and its               Fund Organization; Investment Restrictions;
        Investments and Risks                         Description of Certain Securities and
                                                      Investment Techniques

13.     Management of the Fund                        Management; Fund Officers and Directors

14.     Control Persons and Principal Holders of      N/A
        Securities

15.     Investment Advisory and Other Services        Management; General Information; Fund
                                                      Officers and Directors

16.     Brokerage Allocation and Other                Management; Execution of Portfolio
        Practices                                     Transactions

17.     Capital Stock and Other Securities            None

18.     Purchase, Redemption and Pricing of           Purchase of Shares; Selling Shares;
        Shares                                        Shareholder Account Services and Privileges;
                                                      General Information

19.     Taxation of Fund                              Dividends and Distributions

20.     Underwriters                                  Management

21.     Calculation of Performance Data               Investment Results and Related Statistics

22.     Financial Statements                          Financial Statements



ITEM IN PART "C"



23.     Exhibits

24.     Persons Controlled by or under
        Common Control with Registrant

25.     Indemnification

26.     Business and Other Connections of
        Investment Adviser

27.     Principal Underwriters

28.     Location of Accounts and Records

29.     Management Services

30.     Undertakings

        Signature Page


                                     [LOGO]

--------------------------------------------------------------------------------
                              THE TAX-EXEMPT BOND
                     FUND OF AMERICA-REGISTERED TRADEMARK-
                                   PROSPECTUS

                                NOVEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: AFTEX  NEWSPAPER ABBREV.: TxEx  FUND NO.: 19

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     3

 ........................................................................
Fees and Expenses of the Fund                                           6

 ........................................................................
Investment Objective, Strategies and Risks                              7

 ........................................................................
Important Recent Developments                                          10

 ........................................................................
Management and Organization                                            10

 ........................................................................
Shareholder Information                                                12

 ........................................................................
Purchase and Exchange of Shares                                        13

 ........................................................................
Distribution Arrangements                                              16

 ........................................................................
Financial Highlights                                                   18

 ........................................................................
Appendix                                                               19

-------------------------------------------------------------------

19-010-1198/MC

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund seeks to provide you with a high level of current income that is exempt from federal income tax while preserving your investment by investing in municipal bonds, including lower quality bonds. The fund emphasizes undervalued but fundamentally sound investments in municipal obligations supporting roads, schools, hospitals, airports and other public needs. Municipalities include counties, cities, towns, and various regional or special districts.

The fund is designed for investors seeking income exempt from federal tax, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that its share value and total return may decline in response to certain events, such as changes in the market or general economy. The value of debt securities may be affected by changing interest rates and credit ratings. In addition, lower quality bonds will be subject to greater credit risk and price fluctuation than higher quality bonds. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

                         THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      3

INVESTMENT RESULTS

The following information illustrates how the fund's results may vary:
  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)


   88        9.28%
89             9.49%
90             6.17%
91            11.17%
92             9.04%
93            11.72%
94            -4.82%
95            17.28%
96             4.57%
97             8.98%

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 5.58%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  HIGHEST  6.87% (quarter ended March 31, 1995)

X  LOWEST -4.93% (quarter ended March 31, 1994)

4     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

   For periods ended December 31, 1997:

                                           THE FUND WITH
                                              MAXIMUM
AVERAGE ANNUAL                              SALES CHARGE       LEHMAN
TOTAL RETURN:                               DEDUCTED(1)       INDEX(2)
----------------------------------------------------------------------
One Year                                       3.83%             9.19%
 .....................................................................
Five Years                                     6.24%             7.36%
 .....................................................................
Ten Years                                      7.62%             8.58%
 .....................................................................
Lifetime(3)                                    8.39%               n/a

Yield(1): 4.03%
(For current yield information, please call American
FundsLine-Registered Trademark- at 1-800-325-3590)

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX REPRESENTS THE LONG-TERM INVESTMENT GRADE MUNICIPAL BOND MARKET. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON OCTOBER 3, 1979.

These results are meant to illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

                         THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      5

-------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)      4.75%(1)
 ................................................
Maximum sales charge imposed on
reinvested dividends                        0%
 ................................................
Maximum deferred sales charge               0%(2)
 ................................................
Redemption or exchange fees                 0%

(1) SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

(2) A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE WITHIN 12 MONTHS FOLLOWING ANY PURCHASES YOU MADE WITHOUT A SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

---------------------------------------------
Management Fees                        0.35%
 ............................................
Service (12b-1) Fees                   0.25%*
 ............................................
Other Expenses                         0.06%
 ............................................
Total Annual Fund Operating Expenses   0.66%

* 12b-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------
One year                                 $  539
 ................................................
Three years                              $  676
 ................................................
Five years                               $  825
 ................................................
Ten years                                $1,258

6     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The fund's investment objective is to provide you with a high level of current income exempt from federal income tax, consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in municipal bonds, including lower quality bonds. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities.

The fund will invest at least 65% of its assets in debt securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. The fund may also invest up to 35% of its assets in debt securities rated Baa or BBB or below (however, no more than 20% of its assets may be invested in debt securities rated Ba and BB or below). The value of debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the value of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. The value of lower quality bonds may be subject to greater credit risk and price fluctuations than higher quality bonds. The fund's investment adviser attempts to reduce these risks through diversification of the portfolio and by doing a credit analysis of each issuer as well as by monitoring economic and legislative developments. The fund may also invest in cash, cash equivalents, or taxable debt securities. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. For example, under certain circumstances, in response to abnormal market conditions, the fund may be invested substantially in cash or cash equivalents. This will detract from the achievement of the fund's objective over the short term, and it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities which represent good long-term investment opportunities.

                         THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      7

   ADDITIONAL INVESTMENT RESULTS

The following additional investment results are for periods ended
December 31, 1997:

AVERAGE ANNUAL                            THE FUND WITH NO     LIPPER
TOTAL RETURN                              SALES CHARGE(1)     AVERAGE(2)
----------------------------------------------------------------------
One Year                                       8.98%           9.13%
 .....................................................................
Five Years                                     7.28%           6.86%
 .....................................................................
Ten Years                                      8.15%           8.29%
 .....................................................................
Lifetime(3)                                    8.68%           8.68%

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

(2) THE LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE REPRESENTS FUNDS THAT INVEST AT LEAST 65% OF ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR RATING CATEGORIES. THIS AVERAGE IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON OCTOBER 3, 1979.

8     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

   THE FOLLOWING CHART ILLUSTRATES THE QUALITY RATINGS OF THE VARIOUS BONDS HELD IN THE PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, AUGUST 31, 1998. SEE THE APPENDIX FOR A DESCRIPTION OF QUALITY RATINGS.

[begin pie chart]

AAA                              36.73%
AA                               18.52%
A                                17.85%
BBB                              15.91%
BB                                2.73%
B                                 3.06%
Cash and Short-term
Securities                        5.20%

 [end pie chart]

                             PERCENT OF                                   PERCENT OF
GEOGRAPHIC BREAKDOWN         NET ASSETS                                   NET ASSETS
--------------------------------------------------------------------------------------
Alabama                        0.23%         Mississippi                    0.23%
 .........................................    .........................................
Alaska                         0.75%         Nevada                         0.22%
 .........................................    .........................................
Arizona                        0.12%         New Jersey                     1.83%
 .........................................    .........................................
California                     9.73%         New Mexico                     0.13%
 .........................................    .........................................
Colorado                       4.58%         New York                       12.04%
 .........................................    .........................................
Connecticut                    1.43%         North Carolina                 1.63%
 .........................................    .........................................
Delaware                       0.06%         Ohio                           0.11%
 .........................................    .........................................
District of Columbia           1.08%         Oklahoma                       0.63%
 .........................................    .........................................
Florida                        2.11%         Oregon                         0.20%
 .........................................    .........................................
Georgia                        1.31%         Pennsylvania                   7.07%
 .........................................    .........................................
Hawaii                         0.41%         Rhode Island                   1.31%
 .........................................    .........................................
Illinois                       7.73%         South Carolina                 0.61%
 .........................................    .........................................
Indiana                        5.76%         South Dakota                   0.89%
 .........................................    .........................................
Iowa                           1.11%         Tennessee                      1.93%
 .........................................    .........................................
Kentucky                       0.41%         Texas                          4.05%
 .........................................    .........................................
Louisiana                      4.86%         Utah                           0.91%
 .........................................    .........................................
Maine                          0.16%         Vermont                        0.02%
 .........................................    .........................................
Maryland                       1.58%         Virginia                       1.53%
 .........................................    .........................................
Massachusetts                  1.99%         Washington                     4.17%
 .........................................    .........................................
Michigan                       8.07%         Wisconsin                      1.35%
 .........................................    .........................................
Minnesota                      0.40%         Wyoming                        0.06%
 .........................................    .........................................

    BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

                         THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      9

--------------------------------------------------------------------------

IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

10     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Tax-Exempt Bond Fund of America are listed below.

                                                                                                  APPROXIMATE YEARS OF
                                                                                                    EXPERIENCE AS AN
                                                                                                 INVESTMENT PROFESSIONAL
                                                                                                (INCLUDING THE LAST FIVE
                                                                                                         YEARS)
                                                                                                WITH CAPITAL
                                                                     YEARS OF EXPERIENCE        RESEARCH AND
     PORTFOLIO COUNSELORS                                           AS PORTFOLIO COUNSELOR       MANAGEMENT
      FOR THE TAX-EXEMPT                                         FOR THE TAX-EXEMPT BOND FUND    COMPANY OR
     BOND FUND OF AMERICA              PRIMARY TITLE(S)            OF AMERICA (APPROXIMATE)      AFFILIATES   TOTAL YEARS
-------------------------------------------------------------------------------------------------------------------------
NEIL L. LANGBERG                Senior Vice President of the    19 years (since the fund began  20 years      20 years
                                fund. Vice President --         operations)
                                Investment Management Group,
                                Capital Research and
                                Management Company
-------------------------------------------------------------------------------------------------------------------------
MARK R. MACDONALD               Vice President of the fund.     4 years                         4 years       13 years
                                Vice President -- Investment
                                Management Group, Capital
                                Research and Management
                                Company
-------------------------------------------------------------------------------------------------------------------------
REBECCA L. FORD                 Vice President -- Investment    13 years                        16 years      16 years
                                Management Group, Capital
                                Research and Management
                                Company
-------------------------------------------------------------------------------------------------------------------------

   THE FUND BEGAN OPERATIONS ON OCTOBER 3, 1979.

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      11

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

SHAREHOLDER SERVICES

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180
                                     [MAP]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER ARE DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. Additionally, accounts held by investment dealers may not offer certain services. If you have any questions, please contact your dealer.

12     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS

-------------------------------------------------
To establish an account                  $  1,000
To add to an account                     $     50

SHARE PRICE

The fund determines its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      13

                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE


                                                SALES CHARGE AS A PERCENTAGE OF
                                               .................................
                                                                        NET            DEALER CONCESSION
                                                 OFFERING             AMOUNT                AS % OF
INVESTMENT                                         PRICE             INVESTED           OFFERING PRICE
--------------------------------------------------------------------------------------------------------
Less than $25,000                                      4.75%               4.99%             4.00%
 .......................................................................................................
$25,000 but less than $50,000                          4.50%               4.71%             3.75%
 .......................................................................................................
$50,000 but less than $100,000                         4.00%               4.17%             3.25%
 .......................................................................................................
$100,000 but less than $250,000                        3.50%               3.63%             2.75%
 .......................................................................................................
$250,000 but less than $500,000                        2.50%               2.56%             2.00%
 .......................................................................................................
$500,000 but less than $1 million                      2.00%               2.04%             1.60%
 .......................................................................................................
$1 million or more and certain other
investments described below                      see below           see below             see below

PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information or "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to

14     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to or sponsor informational meetings for dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

  -  SHARES HELD FOR YOU IN YOUR DEALER'S NAME MUST BE SOLD THROUGH THE DEALER.

  WRITING TO AMERICAN FUNDS SERVICE COMPANY

  -  Requests must be signed by the registered shareholder(s).

  -  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      15

  TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE-REGISTERED TRADEMARK- OR AMERICAN FUNDSLINE ONLINE-REGISTERED TRADEMARK-:

  - Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  -  Checks must be made payable to the registered shareholder(s)

  - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE, OR AMERICAN FUNDSLINE ONLINE

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund declares dividends from its net investment income daily and distributes the accrued dividends to you each month. Capital gains, if any, are usually distributed in November or December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

16     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

TAX CONSEQUENCES

Interest on municipal bonds is generally not included in gross income for federal income tax purposes. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      17

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  YEAR ENDED AUGUST 31
                                         ......................................
                                          1998    1997    1996    1995    1994
                                         --------------------------------------
Net Asset Value,
Beginning of Year                        $12.27  $11.86  $11.94  $11.65  $12.43
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                       .62     .64     .64     .68     .67
 ..............................................................................
Net realized and unrealized
gain (loss) on investments                  .37     .45     .01     .29    (.69)
 ..............................................................................
Total income from investment operations     .99    1.09     .65     .97    (.02)
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.62)   (.64)   (.64)   (.68)   (.68)
 ..............................................................................
Distributions from net realized gains      (.04)   (.04)   (.09)     --    (.08)
 ..............................................................................
Total distributions                        (.66)   (.68)   (.73)   (.68)   (.76)
 ..............................................................................
Net Asset Value,
End of Year                              $12.60  $12.27  $11.86  $11.94  $11.65
 ..............................................................................
Total Return(1)                           8.26%   9.39%   5.51%   8.70%  (.14)%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)    $1,795  $1,593  $1,476  $1,424  $1,385
 ..............................................................................
Ratio of expenses to
average net assets                         .66%    .68%    .68%    .66%    .69%
 ..............................................................................
Ratio of net income to
average net assets                        4.98%   5.27%   5.35%   5.87%   5.53%
 ..............................................................................
Portfolio turnover rate                  23.19%  14.39%  26.89%  49.28%  22.40%

(1) EXCLUDES MAXIMUM SALES CHARGE OF 4.75%.

18     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default of having other marked shortcomings."

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      19

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

20     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

--------------------------------------------------------------------------------

NOTES

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      21

-------------------------------------------------------------------

NOTES

22     THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS

-------------------------------------------------------------------

NOTES

                        THE TAX-EXEMPT BOND FUND OF AMERICA / PROSPECTUS      23

FOR SHAREHOLDER       FOR RETIREMENT PLAN   FOR DEALER
SERVICES              SERVICES              SERVICES
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11
                    FOR 24-HOUR INFORMATION

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  MULTIPLE TRANSLATIONS

  This prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  STATEMENT OF ADDITIONAL INFORMATION (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site athttp:// www.sec.gov.

  CODE OF ETHICS
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-2421      [LOGO] Printed on recycled paper


                   THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
                                    PART B
                    STATEMENT OF ADDITIONAL INFORMATION
                               NOVEMBER 1, 1998

 This document is not a prospectus but should be read in conjunction with the current prospectus dated November 1, 1998 of The Tax-Exempt Bond Fund of America, Inc. (the "fund"). The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                 The Tax-Exempt Bond Fund of America, Inc.
                           Attention:  Secretary
                           333 South Hope Street
                           Los Angeles, CA  90071
                              (213) 486-9200

                              Table of Contents

Item                                                      Page No.



Certain Investment Limitations and Guidelines              2

Description of Certain Securities and Investment           2
Techniques

Investment Restrictions                                    6

Fund Organization                                          8

Fund Officers and Directors                                9

Management                                                12

Dividends and Distributions                               15

Additional Information Concerning Taxes                   15

Purchase of Shares                                        19

Selling Shares                                            25

Shareholder Account Services and Privileges               26

Execution of Portfolio Transactions                       29

General Information                                       29

Investment Results and Related Statistics                 31

Description of Ratings for Debt Securities                34

Financial Statements                                      attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

-  The fund will invest at least 80% of its assets in tax-exempt securities.

-  The fund will not invest in securities subject to alternative minimum taxes.

- The fund will invest at least 65% of its assets in debt securities rated A or better or unrated but determined to be of equivalent quality.

- The fund may invest up to 35% of its assets in debt securities rated BBB/Baa or below or unrated but determined to be of equivalent quality (with no more than 20% of its assets in debt securities rated BB/Ba or below or unrated but determined to be of equivalent quality).

- The fund will invest substantially in securities with maturities in excess of three years.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER the "Risk/Return Summary" and "Investment Objectives, Strategies and Risks."

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, their prices decline when interest rates rise and vice versa.

 The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield,
high-risk" or "junk" bonds.   The fund may invest in bonds rated as low as Ca
by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. A high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the fund's assets.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

MUNICIPAL LEASE OBLIGATIONS -- The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20% of assets, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund purchases such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement . When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals or whenever interest rates change. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

PRIVATE PLACEMENTS -- Generally, municipal securities acquired in private placements are subject to contractual restrictions on resale. Accordingly, all private placements will be considered illiquid unless they have been specifically determined to be liquid, taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures adopted by the fund's board of directors.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

PORTFOLIO MANAGEMENT -- In seeking to achieve the fund's objective, the Investment Adviser causes the fund to purchase securities which it believes represent the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term structure of interest rates, political developments, and variations in the supply of funds available for investment in the tax-exempt market relative to the demand for the funds placed upon it. These latter factors change continuously and should be met with a dynamic, responsive approach to the investment process. Some of the more important portfolio management techniques that are utilized by the Investment Adviser are set forth below.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's portfolio turnover for each of the last 5 years.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition [or encumbrance of securities or assets of, or borrowings] by the fund. These restrictions provide that the fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the fund's total assets would be invested in securities of the issuer. For the purpose of this restriction, the fund will regard each state, each political subdivision, agency or instrumentality of such state, each multi-state agency of which such state is a member, and each public authority which issues industrial development bonds on behalf of a private entity as a separate issuer;

 2. Enter into any repurchase agreement if, as a result, more than 10% of the value of the fund's total assets would be subject to repurchase agreements maturing in more than seven days;

 3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

 4. Acquire securities subject to restrictions on disposition, except for repurchase obligations;

 5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

 6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

 8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

 9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

 15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and directors of the fund, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 For the purpose of the fund's investment restrictions, the identification of the "issuer" of municipal bonds that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the bonds as described, the most significant of which is the ultimate source of funds for the payment of principal and interest on such bonds.

 For purposes of Investment Restriction #4, the term "securities subject to restrictions on disposition" includes only securities that are not readily marketable due to contractual restrictions. Accordingly, the Fund can purchase securities issued in private placements (including so-called 144A securities) provided they are readily marketable.

 Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

NON-FUNDAMENTAL POLICIES -- The fund has adopted the following non-fundamental investment policies: The fund may not:

 (a) invest 25% or more of its assets in municipal bonds the issuers of which are located in the same state, unless such securities are guaranteed by the U.S. Government, or more than 25% of its total assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may on occasion invest more than an aggregate of 25% of its total assets in industrial development bonds. There could be economic, business or political developments which might affect all municipal bonds of a similar category or type or issued by issuers within any particular geographical area or jurisdiction;

 (b) invest more than 5% of the value of its total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; and

 (c) invest more than 15% of its total assets in securities which are not readily marketable.

                               FUND ORGANIZATION

 The fund is an open-end, diversified management investment company. It was organized as a Maryland corporation on July 20, 1979.

 All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                           FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME,                          POSITION        PRINCIPAL                   AGGREGATE           TOTAL                 TOTAL
ADDRESS                        WITH            OCCUPATION(S) DURING        COMPENSATION        COMPENSATION          NUMBER
AND AGE                        REGISTRANT      PAST 5 YEARS                (INCLUDING          (INCLUDING            OF FUND
                                               (POSITIONS WITHIN           VOLUNTARILY         VOLUNTARILY           BOARDS ON
                                               THE ORGANIZATIONS           DEFERRED            DEFERRED              WHICH
                                               LISTED MAY HAVE             COMPENSATION        COMPENSATION          DIRECTOR
                                               CHANGED DURING THIS         /1/) FROM THE       /1/) FROM ALL         SERVES
                                               PERIOD)                     FUND DURING         FUNDS MANAGED         /2/
                                                                           FISCAL YEAR         BY CAPITAL
                                                                           ENDED AUGUST        RESEARCH AND
                                                                           31, 1998            MANAGEMENT
                                                                                               COMPANY OR ITS
                                                                                               AFFILIATES /2/
                                                                                               FOR THE YEAR
                                                                                               ENDED AUGUST
                                                                                               31, 1998

H. Frederick Christie           Director       Private Investor.           $4,211/3/           $171,100               19
Age:  65                                       Former President and
P.O. Box 144                                   Chief Executive
Palos Verdes Estates,                          Officer, The Mission
CA 90274                                       Group (non-utility
                                               holding Company,
                                               subsidiary of
                                               Southern California
                                               Edison Company)

+ Don R. Conlan                Director        President (Retired),        none/4/             none/4/               12
Age: 62                                        The Capital Group
1630 Milan Avenue                              Companies, Inc.
South Pasadena, CA
91030

Diane C. Creel                  Director       CEO and President,          $3,900/3/           $44,650                12
Age:  49                                       The Earth Technology
100 W. Broadway                                Corporation
Suite 5000                                     (international
Long Beach, CA 90802                           consulting
                                               engineering)

Martin Fenton, Jr.              Director       Chairman, Senior            $4,625/3/           $121,084               15
Age:  63                                       Resource Group
4660 La Jolla Village                          (management of
Drive                                          senior living
Suite 725                                      centers)
San Diego, CA  92121-
2116

Leonard R. Fuller              Director        President, Fuller           $4,266/3/           $51,850                12
Age:  52                                       Consulting
4337 Marina City Drive                         (financial
Suite 841 ETN                                  management
Marina del Rey, CA                             consulting
90292                                          firm)

+* Abner D. Goldstine           President,     Senior Vice                 none/4/             none/4/                12
Age:  68                       PEO and         President and
                               Director        Director, Capital
                                               Research and
                                               Management Company

+** Paul G. Haaga, Jr.          Chairman       Executive Vice              none/4/             none/4/                14
Age:  49                       of              President and
                               the Board       Director, Capital
                                               Research and
                                               Management Company

Herbert Hoover III             Director        Private Investor            $4,043              $65,084                13
Age: 70
1520 Circle Drive
San Marino, CA 91108

Richard G. Newman              Director        Chairman, President         $4,654/3/           $102,650              13
Age:  63                                       and CEO, AECOM
3250 Wilshire                                  Technology
Boulevard                                      Corporation
Los Angeles, CA 90010-                         (architectural
1599                                           engineering)


+ Directors who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($8,475), Diane C. Creel ($1,104), Martin Fenton, Jr. ($10,732), Leonard R. Fuller ($5,591) and Richard G. Newman ($24,683).

/4/ Don R. Conlan, Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                    OFFICERS
      (with their principal occupations during the past five years)#

                         AGE     POSITION(S)       PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                 HELD WITH         DURING PAST 5 YEARS
                                 REGISTRANT

Neil L. Langberg         45      Senior Vice       Vice President -
11100 Santa Monica               President         Investment Management
Blvd.                                              Group, Capital Research
Los Angeles, CA                                    and Management Company
90025

Michael J. Downer        43      Vice              Senior Vice President -
333 South Hope                   President         Fund Business Management
Street                                             Group, Capital Research
Los Angeles, CA                                    and Management Company
90071

Mark R. Macdonald        39      Vice              Vice President -
11100 Santa Monica               President         Investment Management
Blvd.                                              Group, Capital Research
Los Angeles, CA                                    and Management Company
90025

Julie F. Williams        50      Secretary         Vice President - Fund
333 South Hope                                     Business Management
Street                                             Group, Capital Research
Los Angeles, CA                                    and Management Company
90071

Anthony W. Hynes,        35      Treasurer         Vice President - Fund
Jr.                                                Business Management
135 South State                                    Group, Capital Research
College Blvd.                                      and Management Company
Brea, CA 92821

Kimberly S.              33      Assistant         Assistant Vice President
Verdick                          Secretary         - Fund Business
333 South Hope                                     Management Group, Capital
Street                                             Research and Management
Los Angeles, CA                                    Company
90071

Todd L. Miller           39      Assistant         Assistant Vice President
135 South State                  Treasurer         - Fund Business
College Blvd.                                      Management Group, Capital
Brea, CA 92821                                     Research and Management
                                                   Company


# Positions within the organizations listed may have changed during this period

 No compensation is paid by the fund to any officer or Director who is a Director or officer of the Investment Adviser. The fund pays annual fees of $2,500 to Directors who are not affiliated with the Investment Adviser, plus $200 for each Board of Directors meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Directors. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of October 1, 1998 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, Ca 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of the Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until May 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser receives a fee at the annual rate of 0.30% on the first $60 million of the fund's net assets, plus 0.21% on net assets from $60 million to $1 billion, plus 0.18% on net assets from $1 billion to $3 billion, plus 0.16% on net assets over $3 billion, plus 3% of the first $3,333,333 of the fund's monthly gross investment income, plus 2.50% of such income over $3,333,333 but not exceeding $8,333,333 and 2.25% of such income in excess of $8,333,333. Assuming net assets of $1.5 billion and gross investment income levels of 3%, 4%, 5%, 6% and 7%, management fees would be 0.29%, 0.32%, 0.34%, 0.37% and 0.39%, respectively.

 For the purpose of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

 The Agreement provides that the Investment Adviser will reimburse the fund for any expenses incurred by the fund in any fiscal year, exclusive of interest, taxes and brokerage costs and extraordinary expenses such as litigation and acquisitions, to the extent such expenses exceed the lesser of 25% of gross income for the preceding year or the sum of (a) 1.5% of the average daily net assets of the preceding year up to and including $30 million and (b) 1% of any excess of average daily net assets of the preceding year over $30 million. The investment advisory fee is included as an expense of the fund and is subject to the expense limitation described in the preceding sentence.

 During the fiscal years ended August 31, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $5,969,000, $5,567,000, and $5,451,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1998 amounted to $827,000 after allowance of $3,336,000 to dealers. During the fiscal years ended August 31, 1997 and 1996, the Principal Underwriter retained $632,000 and $760,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Directors who are "interested persons" of the fund due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund is committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. Plan expenditures are reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 200 or more eligible employees or a community foundation).

 Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fund's fiscal year ended August 31, 1998, the fund paid or accrued $4,211,000 under the Plan as compensation to dealers. As of August 31, 1998 accrued and unpaid distribution expenses were $834,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

 The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund would generally not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains distribution in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund also may make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 The Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and upon other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. These provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of income tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

                               PURCHASE OF SHARES

METHOD               INITIAL INVESTMENT                      ADDITIONAL INVESTMENTS

                     See "Investment Minimums and            $50 minimum (except where a lower
                     Fund Numbers" for initial               minimum is noted under "Investment
                     investment minimums.                    Minimums and Fund Numbers").

BY CONTACTING        Visit any investment dealer who         Mail directly to your investment
YOUR                 is registered in the state where        dealer's address printed on your
INVESTMENT           the purchase is made and who has        account statement.
DEALER               a sales agreement with American
                     Funds Distributors.

BY MAIL              Make your check payable to the          Fill out the account additions form at
                     fund and mail to the address            the bottom of a recent account
                     indicated on the account                statement, make your check payable to
                     application.  Please indicate an        the fund, write your account number on
                     investment dealer on the account        your check, and mail the check and
                     application.                            form in the envelope provided with
                                                             your account statement.

BY TELEPHONE         Please contact your investment          Complete the "Investments by Phone"
                     dealer to open account, then            section on the account application or
                     follow the procedures for               American FundsLink Authorization Form.
                     additional investments.                 Once you establish the privilege, you,
                                                             your financial advisor or any person
                                                             with your account information can call
                                                             American FundsLine(R) and make
                                                             investments by telephone (subject to
                                                             conditions noted in "Telephone and
                                                             Computer Purchases, Redemptions and
                                                             Exchanges" below).

BY COMPUTER          Please contact your investment          Complete the American FundsLink
                     dealer to open account, then            Authorization Form.  Once you
                     follow the procedures for               establish the privilege, you, your
                     additional investments.                 financial advisor or any person with
                                                             your account information may access
                                                             American FundsLine OnLine(SM) on the
                                                             Internet and make investments by
                                                             computer (subject to conditions noted
                                                             in "Telephone and Computer Purchases,
                                                             Redemptions and Exchanges" below).

BY WIRE              Call 800/421-0180 to obtain your        Your bank should wire your additional
                     account number(s), if necessary.        investments in the same manner as
                     Please indicate an investment           described under "Initial Investment."
                     dealer on the account.  Instruct
                     your bank to wire funds to:
                     Wells Fargo Bank
                     155 Fifth Street
                     Sixth Floor
                     San Francisco, CA 94106
                     (ABA #121000248)
                     For credit to the account of:
                     American Funds Service Company
                     a/c #4600-076178
                     (fund name)
                     (your fund acct. no.)

THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                            MINIMUM              FUND
                                                INITIAL              NUMBER
                                                INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                   $1,000               02

American Balanced Fund(R)                       500                  11

American Mutual Fund(R)                         250                  03

Capital Income Builder(R)                       1,000                12

Capital World Growth and Income                 1,000                33
Fund(SM)

EuroPacific Growth Fund(R)                      250                  16

Fundamental Investors(SM)                       250                  10

The Growth Fund of America(R)                   1,000                05

The Income Fund of America(R)                   1,000                06

The Investment Company of America(R)            250                  04

The New Economy Fund(R)                         1,000                14

New Perspective Fund(R)                         250                  07

SMALLCAP World Fund(R)                          1,000                35

Washington Mutual Investors Fund(SM)            250                  01

BOND FUNDS

American High-Income Municipal Bond             1,000                40
Fund(R)

American High-Income Trust(SM)                  1,000                21

The Bond Fund of America(SM)                    1,000                08

Capital World Bond Fund(R)                      1,000                31

Intermediate Bond Fund of America(SM)           1,000                23

Limited Term Tax-Exempt Bond Fund of            1,000                43
America(SM)

The Tax-Exempt Bond Fund of America(R)          1,000                19

The Tax-Exempt Fund of California(R)*           1,000                20

The Tax-Exempt Fund of Maryland(R)*             1,000                24

The Tax-Exempt Fund of Virginia(R)*             1,000                25

U.S. Government Securities Fund(SM)             1,000                22

MONEY MARKET FUNDS

The Cash Management Trust of                    2,500                09
America(R)

The Tax-Exempt Money Fund of                    2,500                39
America(SM)

The U.S. Treasury Money Fund of                 2,500                49
America(SM)

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) directors or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the directors of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period is added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a director(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The net asset value per share of money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

 The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

  Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

  Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that are eligible guarantor institutions.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)
- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(R)) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer- sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine Online(R) (see "American FundsLine(R) and American FundsLine Online(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) and American FundsLine Online(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine Online(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R) and American FundsLine Online(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem your shares if, through redemptions or otherwise, they have a value of less than $1000 (determined, for this purpose only, as the greater of your cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions), or are fewer than ten shares. We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities t transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal year ended August 31, 1998
amounted to $1,435,000.               .

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. It was paid a fee of $443,000 for the fiscal year ended August 31, 1998.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent accountants given on the authority of said firm as experts in auditing and accounting.

SHAREHOLDER VOTING RIGHTS -- At any meeting of shareholders, duly called for such purpose, and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on August 31. It provides shareholders at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited annually by the fund's independent accountants, PricewaterhouseCoopers LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

 YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of independent accountants contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1998



Net asset value and redemption price per share

 (Net assets divided by shares outstanding)               $12.60

Maximum offering price per share (100/95.25 of

 per share net asset value, which takes into account

 the fund's current maximum sales charge)                 $13.23


                   INVESTMENT RESULTS AND RELATED STATISTICS

 The fund's yield was 3.89% based on a 30-day (or one month) period ended August 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ - 1]

Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

 The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax equivalent yield based on the maximum individual effective federal tax rate of 39.6% for the 30-day (or one month) period ended August 31, 1998 was 6.44%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

 The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods ending on August 31, 1998 were 3.14%, 5.26% and 7.59%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)/n/ = ERV. The fund's total return at net asset value over the past 12 months and average annual total return over the past five- and ten-year periods at August 31, 1998 were 8.26%, 6.29% and 8.11%, respectively.

 In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 During its lifetime, the fund had a total return of 354.3% compared with 410.9% for The Bond Buyer Index. /1/ In the period from January 1, 1980, when the Lehman Brothers Municipal Bond Index /2/ began, to August 31, 1998, the fund had a total return of 353.6% and the index showed a 376.5% return. Note that past results are not an indication of future investment results.

/1/ The Bond Buyer Index is unmanaged, reflects no expenses or management fees and consists of 20 General Obligations bonds maturity in 20 years and rated A to AA by Standard & Poor's Corporation.

/2/ The Lehman Brothers Municipal Bond Index is unmanaged, reflects no expenses or management fees and consists of a large universe of municipal bonds issued as state general obligations or revenue bonds with a minimum rating of BBB by Standard & Poor's Corporation

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                     ...and taken all distributions

If you had invested                                                  in shares, your investment

$10,000 in the fund                                                  would have been worth this

this many years ago...                                               much at August 31, 1998

|                                                                    |

                                       Periods

Number of Years                        9/1-8/31                      Value

1                                      1997 -  1988                  $10,313

2                                      1996 - 1998                   11,281

3                                      1995 - 1998                   11,898

4                                      1994 - 1998                   12,939

5                                      1993 - 1998                   12,919

6                                      1992 - 1998                    14,521

7                                      1991 - 1998                   16,098

8                                      1990 - 1998                   17,972

9                                      1989 - 1998                   18,843

10                                     1988 - 1998                   20,780

11                                     1987 - 1998                   22,167

12                                     1986 - 1998                   22,143

13                                     1985 - 1998                   27,817

14                                     1984 - 1998                   32,372

15                                     1983 - 1998                   34,770

16                                     1982 - 1998                   40,446

17                                     1981 - 1998                   50,831

18                                     1980 - 1998                   46,297

19                                     1979*- 1998                   45,428


ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND
WITH DIVIDENDS REINVESTED
(FOR THE LIFETIME OF THE FUND OCTOBER 3, 1979 THROUGH AUGUST 31, 1998)

              COST OF SHARES                                   VALUE OF SHARES**

Fiscal        Annual        Dividends        Total          From            From              From           Total
Year End      Dividends     (cumulative)     Investment     Initial         Capital Gains     Dividends      Value
Aug. 31                                      Cost           Investment      Reinvested        Reinvested



1980*         $ 553         $ 553            $ 10,553       $ 8,819         $ 0               $ 529          $ 9,348

1981          779           1,332            11,332         7,362           0                 1,146            8,508

1982          932           2,264            12,264         8,362           0                 2,334           10,696

1983          978           3,242            13,242         8,971           0                 3,473           12,444

1984          1,026         4,268            14,268         8,895           0                 4,466           13,361

1985          1,182         5,450            15,450         9,543           0                 6,012           15,555

1986          1,297         6,747            16,747         10,962          53                8,297           19,312

1987          1,335         8,082            18,082         10,267          192               9,057           19,516

1988          1,390         9,472            19,472         10,162          307               10,358          20,827

1989          1,499         10,971           20,971         10,467          317               12,176          22,960

1990          1,573         12,544           22,544         10,267          311               13,493          24,071

1991          1,621         14,165           24,165         10,762          326               15,800          26,888

1992          1,723         15,888           25,888         11,219          339               18,234          29,792

1993          1,773         17,661           27,661         11,838          577               21,077          33,492

1994          1,874         19,535           29,535         11,095          773               21,576         33,444

1995          2,011         21,546           31,546         11,371          792               24,192         36,355

1996          2,017         23,563           33,563         11,295          1,042             26,024         38,360

1997          2,131         25,693           35,693         11,686          1,193             29,082         41,961

1998          2,180         27,873           37,873         12,000          1,358             32,070         45,428


Includes reinvested dividends of $27,873 and reinvested capital gain distributions of $1,277

* From inception on October 3, 1979

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."

 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
 -- Leading market positions in well established industries.
 --  High rates of return on funds employed.
 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS -- "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES -- "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation."


THE TAX-EXEMPT BOND FUND OF AMERICA
Investment Portfolio, August 31, 1998

                                                                                          Principal       Market
Tax-Exempt Securities Maturing in More than                                                  Amount        Value
One Year - 94.80%                                                                             (000)        (000)



Alabama - 0.23%
Daughters of Charity, National Health System, 5.25% 2015                                      $4,000       $4,083

Alaska - 0.75%
Housing Finance Corp., Collateralized Bonds (Veterans Mortgage                                 3,850        4,126
Program), Series 1992A-1, 6.75% 2032
Municipality of Anchorage:
1995 G.O. Refunding General Purpose Bonds, Series B, FGIC                                      2,895        3,316
Insured, 6.00% 2012
Municipal Light & Power, Senior Lien Refunding Electric  Rev.                                  5,000        6,037
Bonds, MBIA Insured, Series 1996, 6.50% 2014

Arizona - 0.12%
State Transportation Board, Subordinated Highway Rev. Bonds,                                   1,850        2,051
Series 1992B,  6.50% 2008 (Preref. 2002)

California - 9.74%
G.O.Bonds:
6.75% 2006                                                                                     1,000        1,168
5.25% 2016                                                                                     7,320        7,552
Educational Fac. Auth., Rev. Bonds, Stanford University,                                       3,000        3,097
Series N, 5.35% 2027

Health Fac. Fin. Auth. Hospital Rev. Bonds (Downey                                             4,990        5,190
Community Hospital), Series 1993, 5.75% 2015

Housing Fin. Agcy., Single Family Mortgage Rev. Bonds,
1998 Series C-4, Class I:

5.10% 2007                                                                                     2,000        2,047
5.20% 2009                                                                                     4,465        4,585
Public Works Board, Lease Rev. Bonds, California Community                                     1,315        1,537
Colleges, 1994 Series  B (Various Community College
Projects), 7.00% 2007
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds (Irvine Apartment                                               6,000        6,103
Communities, L.P.), Series 1998A-3, MBIA Insured, 5.10% 2010
Children's Hospital of Los Angeles, MBIA  Insured, 6.00% 2008                                  1,715        1,952
Citrus Valley Health Partners, Inc., Cert. of Part.,                                           1,360        1,450
MBIA Insured, 5.25% 2009
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A,
AMBAC Insured:

5.00% 2007                                                                                     2,000        2,117
5.00% 2008                                                                                     2,000        2,116
St. Joseph Health System Obligated Group, Cert. of Part.:
5.50% 2014                                                                                     2,000        2,068
5.50% 2023                                                                                     2,700        2,779
Alameda Public Fin. Auth., 1997 Rev. Bonds (Marina
Village Assessment Dist. Bond Refinancing),:
 6.05% 2008                                                                                    1,000        1,025
 6.375% 2014                                                                                   1,000        1,030
Anaheim Public Fin. Auth., Lease Rev. Bonds, (Anaheim                                          1,000        1,168
Public Improvement Project), Senior Lease Rev. Bonds
1997 Series A, FSA Insured, 6.00% 2024
Association of Bay Area Governments, Fin. Auth.for
Nonprofit Corps., Ref. Rev. Cert. of Part., Series 1998:
(Episcopal Homes Foundation), 5.00% 2008                                                       1,350        1,403
(American Baptist Homes Foundation), 6.10% 2017                                                3,000        3,177
Central Valley Fin. Auth., Cogeneration Project
Rev. Bonds (Carson Ice-Gen Project), Series 1993:
5.80% 2004                                                                                     3,300        3,567
6.00% 2009                                                                                     3,750        4,022
6.10% 2013                                                                                     1,000        1,115
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001                             2,060        2,126
City of Irvine, Assessment Dist. No. 95-12 Limited                                             1,000        1,003
Obligation Improvement Bonds, Fixed Rate Bonds,
Group Three, 5.50% 2021
Long Beach Aquarium of the Pacific, Rev. Bonds
(Aquarium of the Pacific Project), 1995 Series A:
6.10% 2010                                                                                     4,000        4,300
6.125% 2015                                                                                    5,500        5,834
6.125% 2023                                                                                   14,000       14,810
City of Los Angeles:
State Building Auth., Lease Rev. Ref. Bonds, Dept. of
General  Services Lease, 1993 Series A:
5.375% 2006                                                                                    3,000        3,236
5.50% 2007                                                                                     5,545        6,053
Community Redevelopment Agcy., Central Business                                                2,000        2,054
Dist. Redevelopment Project, Tax Allocation
Refunding Bonds, Series I, 5.00% 2001
Regional Airports Improvement Corp., Fac. Lease Ref.                                           2,000        2,188
Rev. Bonds, Issue of 1992, United Air Lines, Inc.
(L.A. International Airport), 6.875% 2012
County of Los Angeles:
Capital Asset Leasing Corp., Cert. of Part.
(Marina del Rey),  Series A:
6.25% 2003                                                                                     5,500        5,817
6.50% 2008                                                                                     4,750        5,175
Metropolitan Transportation Auth., Proposition C                                               1,300        1,322
Sales Tax  Rev. Bonds, Second Series 1993B,
 AMBAC Insured, 5.25% 2023
Transportation Commission, Sales Tax Rev. Bonds, Series                                        2,000        2,096
1989, 7.00% 2019
Metropolitan Water Dist. of Southern California,                                               3,000        3,201
Waterworks G. O. Refunding Bonds, 1993 Series A1, 5.50% 2010
Northern California Public Power Agcy., Geothermal                                             3,000        3,242
Project #3, Special Rev. Bonds, 1993 Refunding Series A,
5.60% 2006
County of Orange:
Aliso Viejo Special Tax Bonds of Community Fac. Dist.
No. 88-1,  Series A of 1992:
7.15% 2006 (Preref. 2002)                                                                      2,000        2,286
7.35% 2018 (Preref. 2002)                                                                     10,000       11,501
Limited Obligation Improvement Bonds, Irvine Coast
Assessment District No. 88-1, 1998 Series A:
5.15% 2008                                                                                     1,000        1,004
5.30% 2010                                                                                     1,100        1,104
Pleasanton Joint Powers Fin. Auth., Reassessment Rev.                                            470          492
Bonds, 1993 Series A, 5.70% 2001
Riverside County Transportation Commission, Sales Tax Rev.                                     3,600        3,936
Bonds (Limited Tax  Bonds),
1991 Series A, 6.5% 2009 (Preref.2001)
Sacramento City Fin. Auth., 1991 Rev. Bonds, 6.80% 2020                                        5,000        5,563
(Preref. 2001)
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds:
Procter & Gamble Project, 1995 Series:
7.00% 2005                                                                                     1,500        1,734
 6.20% 2006                                                                                    1,000        1,118
 6.375% 2010                                                                                   1,000        1,130
1995 Series:
6.00% 2002                                                                                     1,000        1,070
6.00% 2003                                                                                     2,200        2,380
County of Sacramento, Laguna Creek Ranch/Elliott Ranch                                           500          527
Community Fac. Dist. No. 1, Improvement Area No. 2
 Special Tax Ref. Bonds, 6.30% 2021
County of San Diego Reassessment Dist. No. 97-1                                                1,000        1,033
(4-S Ranch), Limited Obligation Improvement Bonds, 6.25% 2012
Redevelopment Agcy. of the City and County of San Francisco,                                   4,000        4,075
Refunding Lease Rev. Bonds, Series 1991
(George R. Moscone Convention Center), 5.50% 2018
San Francisco Bay Area Rapid Transit Dist., Sales                                              3,250        3,497
Tax Rev. Ref. Bonds, Series 1990,  AMBAC Insured, 6.75% 2009
San Marcos Public Fac. Auth., Ref. Rev. Bonds, Series                                          1,000        1,006
1998, 5.80% 2027
South Orange County, Public Fin. Auth., Special Tax Rev.
Bonds, 1994 Series B (Junior Lien Bonds):
6.65% 2003                                                                                     1,000        1,020
6.75% 2004                                                                                     1,000        1,020
Stanislaus Waste-To-Energy Finance Agcy., Solid Waste Facility                                 2,500        2,642
Ref. Rev. Cert. (Ogden Martin Systems of
Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton, Mello-Roos Rev. Bonds, Series 1997A,                                           500          515
Community Fac. Dist No. 90-2B (Brookside Estates), 5.40% 2004
City of West Sacramento, Limited Obligation Refunding
Improvement Bonds, Reassessment District of 1998:
5.30% 2009                                                                                       750          748
5.30% 2010                                                                                       500          497
The Regents of the University of California, Various                                           2,000        2,066
University of California Projects, 1993 Series A, 5.50% 2021

Colorado - 4.58%
Housing and Fin. Auth.:
Multi-Family Housing Insured Mortgage Rev. Bonds:
1997 Series C-3, 5.65% 2015                                                                    2,300        2,389
1982 Series A, 9.00% 2025                                                                      1,780        1,806
Single-Family Housing Program Senior and Subordinate Bonds:
1996 Series C-2, 7.10% 2015                                                                    3,000        3,381
1997 Series:
A-3, 7.00% 2016                                                                                1,750        1,970
C-3, 6.75% 2017                                                                                1,000        1,120
B-3, 6.80% 2028                                                                                1,000        1,129
1998 Series:
A-3, 6.50% 2016                                                                                1,000        1,112
B-3,  6.55% 2025                                                                               5,750        6,352
Student Obligation Bond Auth., Student Loan Rev. Bonds,                                        1,065        1,123
1994 Series L, 6.00% 2001
Arapahoe County, Capital Improvement Trust Fund
Highway Rev. Bonds (E-470 Project):
6.90% 2015 (Preref. 2005)                                                                      5,750        6,872
6.95% 2020 (Preref. 2005)                                                                     20,500       24,564
City and County of Denver, Airport System Rev. Bonds,
Series 1992A:
7.25%  2025                                                                                   14,210       16,307
7.25%  2025 (Preref. 2002)                                                                     5,590        6,406
Eaglebend Dowd Affordable Housing Corp., Multifamily
Housing Project Rev. Bonds:
Series 1997 A, 6.45% 2021                                                                      1,175        1,231
Series 1998 A:
6.35% 2014                                                                                     1,065        1,078
6.63% 2039                                                                                     2,000        2,023
The Regents of the University of Colorado, Refunding                                           3,000        3,329
Cert. of Part. (Telecommmunications and Cogeneration Projects),
 Series 1996, AMBAC Insured, 6.00% 2005

Connecticut - 1.43%
Health and Educational Fac. Auth.,  Rev. Bonds,                                                2,800        2,980
University of Hartford  Issue, Series  D, 6.75% 2012
Housing Finance Auth., Housing Mortgage Finance Program                                        1,000        1,072
Bonds, Subseries  B-1,  6.25% 2011
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds,
1996 Series A(1):
6.25% 2002                                                                                     1,000        1,087
6.25% 2002 (Escrowed to Maturity)                                                              1,000        1,079
6.25% 2003                                                                                     2,025        2,211
6.375% 2004                                                                                    1,985        2,227
6.375%  2004 (Escrowed to Maturity)                                                            5,390        5,979
6.50% 2005                                                                                     1,510        1,704
6.50% 2005 (Escrowed to Maturity)                                                              1,490        1,703
6.40% 2011                                                                                     2,530        2,809
6.40% 2011 (Preref. 2007)                                                                      2,470        2,884

Delaware - 0.06%
Economic Dev. Auth., First Mortgage Rev. Bonds (Peninsula                                      1,000        1,081
United Methodist Homes, Inc. Issue), Series 1997A,
 6.00% 2009

District of Columbia - 1.08%
G.O. Bonds:
Series 1992 B, MBIA Insured, 6.30% 2010                                                        2,900        3,189
Series 1993 A, AMBAC Insured:
5.875% 2005                                                                                    2,780        3,045
5.875% 2005 (Escrowed to Maturity)                                                               220          243
Series 1993 B-1, AMBAC Insured, 5.50% 2009                                                     3,000        3,237
Hospital Rev. Ref. Bonds:
Medatlantic Healthcare Group, Inc. Issue,
Hospital Rev. Ref. Bonds:
Series 1992B, 6.50% 2002                                                                       2,000        2,163
Series 1993 A,  MBIA Insured, 5.25% 2012                                                       2,000        2,086
Series 1997 A,  MBIA Insured:
 5.10% 2008                                                                                    1,000        1,052
 5.20% 2009                                                                                    1,000        1,057
Washington Hospital Center Issue, Series 1992A, 7.00%  2005                                    2,000        2,179
Redevelopment Land Agcy., Sports Arena Special                                                 1,115        1,149
Tax Rev. Bonds, Series 1996,  5.625% 2010

Florida - 2.11%
Arbor Green Community Dev. Dist. (City of Tampa, Hillsborough
 County), Special Assessment Rev. Bonds, Series 1996:
Series 1998, 5.75% 2006                                                                        1,000        1,008
Series 1996, 7.60% 2018                                                                        1,000        1,090
Broward County, Resource Recovery Rev. Bonds, Series 1984:
North Project, 7.95% 2008                                                                      5,430        5,824
South Project,  7.95% 2008                                                                    10,495       11,257
The Crossings at Fleming Island Community Dev. Dist.                                           1,085        1,205
(Clay County), Special Assessment Bonds, Series 1995,
 8.25% 2016
Heritage Harbor Community Dev. Dist. Rev. Bonds, Series                                        1,250        1,271
B, 6.00%  2003
Meadow Pointe II, Community Dev. Dist. (Pasco County),
Capital Improvement Rev. Bonds:
Series 1998A, 5.25% 2003                                                                       2,000        1,983
Series 1998B, 5.5% 2005                                                                        1,670        1,656
Mid-Bay Bridge Auth., Rev. Ref. Bonds:
Series 1991B, 8.50% 2022 (Subject to Crossover Refunding)                                      4,000        4,622
Series 1993D, 6.10% 2022                                                                         500          541
Northern Palm Beach County Improvement Dist., Water
Control and Improvement Bonds, Unit of Dev. No. 9A,
 Series 1996A:
6.80% 2006                                                                                     1,015        1,099
7.30% 2027                                                                                     1,500        1,657
River Ridge Community Dev. Dist. (Lee County), Capital                                         2,000        1,993
Improvement Rev. Bonds, Series 1998, 5.75% 2008
Tampa Health Systems Rev. Bonds, MBIA Insured, Series A-3:
5.50% 2006                                                                                     1,000        1,088
5.00% 2009                                                                                     1,550        1,629

Georgia - 1.31%
Municipal Electric Auth.:
General Power Rev. Bonds:
1992B Series, 6.50% 2012                                                                       1,215        1,411
CTFS-1992B Series. 6.375%  2016                                                                1,000        1,155
Mel Power, Project One Subordinated Bonds, AMBAC Insured,
Series B:
6.00% 2007                                                                                     1,995        2,237
5.625% 2009                                                                                    1,000        1,092
City of Atlanta:
Airport Fac. Rev. Ref. Bonds, Series 1994A, AMBAC Insured,                                     1,000        1,175
6.50%  2009
Special Purpose Fac. Rev. Ref. Bonds (Delta Air Lines,                                         4,500        4,753
Inc. Project),  Series 1989A, 7.50% 2019
Fulco Hospital Auth., Rev. Anticipation Certificates:
St. Josephs' Hospital of Atlanta, Inc., Series 1994, 4.80% 2001                                2,305        2,376
Georgia Baptist  Health Care System Project:
Series 1992 A:
6.40% 2007                                                                                     1,000        1,109
6.25% 2013                                                                                     2,100        2,318
6.375% 2022                                                                                    1,595        1,768
Series 1992 B, 6.375% 2022                                                                       610          676
Dev. Auth. of Fulton County, Special Fac. Rev. Bonds                                           3,115        3,430
(Delta Air Lines, Inc. Project), Series 1992, 6.95% 2012

Hawaii - 0.41%
G.O. Bonds of 1998, Series CR, MBIA Insured, 5.00% 2008                                        5,000        5,262
City and County of Honolulu, G.O. Bonds, Refunding and                                         2,000        2,072
Improvement Series, 1993B, 5.00% 2013

Illinois - 7.74%
Build Illinois Bonds (Sales Tax Rev. Bonds), Series O, 6.00% 2002                              1,000        1,074
Civic Center Bonds (Special State Obligation Bonds),                                           6,500        7,632
Series 1991, AMBAC Insured,  6.25% 2020
Educational Fac. Auth. Rev. Bonds, Wesleyan University,                                        1,490        1,557
Series 1993, 5.625% 2018
Health Fac. Auth.:
Refunding Bonds:
Advocate Health Care Network, Series 1997A:
5.50% 2008                                                                                     2,110        2,270
5.80% 2016                                                                                    10,000       10,769
Edward Hospital Project, Series 1993 A, 5.75%  2009                                            1,100        1,162
Rev. Bonds:
Series 1992 (Edward Hospital Association Project), 7.00% 2022                                  1,000        1,117
Series 1993 OSF Healthcare System, 5.75% 2007                                                  6,760        7,263
Series 1994A (Northwestern Memorial  Hospital),  6.00% 2024                                    2,000        2,158
Series 1998, Centegra Health System:
5.50% 2008                                                                                     1,640        1,752
5.50% 2010                                                                                     2,440        2,579
5.20% 2012                                                                                     2,200        2,234
5.25% 2013                                                                                     2,430        2,470
5.25% 2018                                                                                     2,500        2,508
Rev. Ref. Bonds:
(Edward Hospital Project), Series 1993A, 6.00% 2019                                            1,435        1,506
(Fairview Obligated Group Project), 1995 Series A:
6.25% 2001                                                                                     1,105        1,150
6.50% 2006                                                                                       770          836
7.40% 2023                                                                                     1,500        1,680
Rev. and Rev. Ref. Bonds:
Evangelical  Hospitals Corp., Series C, 6.25% 2022                                             4,000        4,647
(Escrowed to Maturity)
Lutheran General Health, Series C,  6.00% 2018                                                 2,705        3,024
Housing Dev. Auth., Multi-Family Housing Bonds, 1992                                           1,490        1,630
Series A, 7.00% 2010
Metropolitan Pier and Exposition Auth., McCormick Place                                        3,910        4,414
Expansion Project Bonds,  Series 1992A, 6.50% 2027
 (Preref. 2003)
City of Berwyn, Rev. Bonds, Series 1995 (MacNeal Memorial                                      3,000        3,387
Hospital Association Project), AMBAC Insured, 6.00% 2009
City of Chicago:
County of Cook, G.O. Capital Improvement Bonds, Series
1996, FGIC Insured:
6.00% 2006                                                                                     3,920        4,398
6.50% 2011                                                                                     4,000        4,794
Chicago O'Hare International Airport:
Special Facility Rev. Bonds (United Air Lines, Inc. Project),                                  1,160        1,223
 Series 1984C, 8.20% 2018
Special Facility Rev. Ref. Bonds, Series 1994 (American                                        2,750        3,300
Airlines, Inc. Project), 8.20% 2024
Metropolitan Water Reclamation Dist. of Greater Chicago,
Series  B:
Capital Improvement Bonds, 5.25% 2004                                                          5,000        5,327
Refunding Bonds, 5.30% 2005                                                                    5,325        5,720
Sales Tax Rev. Bonds, Series 1997, FGIC Insured, 5.375% 2027                                   5,000        5,176
School Reform Board of Trustees of the Board of Education                                      4,000        4,880
of the City of Chicago, Unlimited Tax G.O. Bonds
(Dedicated Tax Rev.), Series 1997, 6.75% 2012
Skyway Toll Bridge Ref. Rev. Bonds, Series 1994:
6.50% 2010 (Preref. 2004)                                                                     13,250       15,044
6.75% 2014 (Preref. 2004)                                                                      6,500        7,457
Water Rev. Bonds, Refunding Series 1993, FGIC Insured, 6.50% 2011                              4,345        5,196
Regional Transportation Auth, Cook, Du Page, Kane, Lake,
McHenry and Will Counties, G.O. Bonds:
Series 1994D, FGIC Insured,  7.20% 2019                                                        4,500        6,176
Series 1990A, AMBAC Insured,  7.20% 2020                                                       1,000        1,308

Indiana - 5.76%
Educational Fac. Auth., Educational Fac. Rev. Bonds                                            1,000        1,050
(University of Evansville  Project), Series 1996, 5.25% 2005
Health Fac. Fin. Auth. Hospital Rev. Bonds:
Charity Obligation Group, Series 1997D, 5.00% 2026                                            25,350       26,311
Clarian Health Partners, Inc., Series 1996A, 5.50% 2016                                       16,250       16,939
Holy Cross Health System Corp. Series 1998, MBIA Insured:
5.375% 2009                                                                                    5,340        5,738
5.375% 2010                                                                                    7,095        7,576
Housing Finance Auth., Single Family Mortgage Ref. Rev.                                        1,275        1,356
Bonds, 1992 Series  A, 6.75% 2010
State Dev. Fin. Auth.:
Pollution Control Rev. Bonds (Inland Steel Co. Project                                         2,500        2,730
No. 12), 6.85% 2012
Rev. Ref. Bonds, Exempt Fac.-Inland Steel, 5.75% 2011                                          4,000        4,085
State Office Building Commission, Correctional Fac. Program                                    8,490        9,926
Rev. Bonds, Series  1995B, AMBAC Insured, 6.25% 2012
Transportation Finance Auth., Airport Fac. Lease Rev.
Bonds, Series A:
6.50% 2007                                                                                     1,160        1,276
6.50% 2007 (Preref. 2002)                                                                      3,755        4,201
6.75% 2011 (Preref. 2002)                                                                      2,400        2,708
City of East Chicago, Pollution Control Rev. Ref.
Bonds, Inland Steel Co.:
Project No. 11, Series 1994, 7.125% 2007                                                       3,000        3,357
Project No. 10, Series 1993, 6.80% 2013                                                        2,210        2,367
Hospital Auth. of the City of Fort Wayne, Rev. Bonds
(Parkview Memorial Hospital Inc. Project), Series 1992:
6.375% 2013                                                                                    6,000        6,503
6.40% 2022                                                                                     2,000        2,164
Hospital Auth. of St. Joseph County (Indiana)
Health System Bonds, (Memorial Health System), Series 1998A:
5.50% 2006                                                                                     2,055        2,223
5.50% 2007                                                                                     1,650        1,793
5.50% 2008                                                                                     1,010        1,100

Iowa - 1.11%
Catholic Health Initiatives, Polk County, Rev. Bonds,                                          1,520        1,650
Series 1997A, 5.50% 2007
Finance Auth.:
Healthcare Rev. Bonds, Series 1997 (Genesis Medical Center),                                   2,920        3,052
 MBIA Insured, 5.00% 2006
Hospital Fac. Rev. Bonds, Series 1998 A (Iowa Health System),                                  6,395        6,815
 MBIA Insured, 5.25% 2007
Single Family Mortgage Bonds, 1997 Series F, 5.55% 2016                                        2,000        2,081
Polk County Rev. Bond Catholic Health Initiatives, Series A:
5.125% 2011                                                                                    3,020        3,119
5.125% 2012                                                                                    3,170        3,243

Kentucky - 0.41%
Econ. Dev. Finance Auth., Hospital System Refunding
and Improvement Rev. Bonds, Series 1997 (Appalachian
 Regional Healthcare, Inc. Project):
5.60% 2008                                                                                       630          668
5.60% 2009                                                                                     1,305        1,381
5.70% 2010                                                                                       490          520
5.75% 2011                                                                                     2,190        2,321
Kenton County Airport Board, Special Fac. Rev. Bonds
(Delta Air Lines, Inc. Project):
Series 1985, 7.80% 2015                                                                        1,000        1,061
1992 Series B, 7.25% 2022                                                                      1,350        1,482

Louisiana - 4.86%
Health Education Auth., (Lambeth House Project):
Rev. Bonds, Series 1996, 9.00%  2026                                                           9,000       12,057
Rev. Ref. Bonds, Series 1998A:
5.50% 2010                                                                                     5,505        5,351
6.15% 2018                                                                                     2,000        2,010
6.20% 2028                                                                                     5,500        5,527
Public Fac. Auth., Hospital Rev. Ref. Bonds (Franciscan
Missionaries of Our Lady Health System Project),
Series 1998A, FSA Insured:
5.50% 2008                                                                                     6,935        7,530
5.50% 2011                                                                                     5,000        5,432
5.75% 2014                                                                                     3,495        3,883
5.75% 2015                                                                                     3,825        4,239
Lake Charles Harbor and Terminal Dist., Port Fac. Rev.                                        23,000       26,445
Ref. Bonds (Trunkline LNG  Co. Project), Series 1992, 7.75% 2022
City of New Orleans, Refunding Certificates of Indebtedness,                                   9,500        9,942
Series 1998B, FSA Insured, 5.10% 2010
Offshore Terminal Auth., Deepwater Port Ref. Rev. Bonds
(LOOP INC. Project):
First Stage, Series E:
7.45% 2004                                                                                     1,000        1,077
7.60% 2010                                                                                       415          448
7.60% 2010 (Preref. 2000)                                                                        585          639
Parish of St. Charles, Adjustable/Fixed-Rate Pollution                                         2,490        2,628
Control Rev. Bonds (Louisiana Power & Light Co. Project),
Series 1984,  8.25% 2014

Maine - 0.16%
Housing Auth., Mortgage Purchase Bonds, 1994 Series C-1,                                       2,735        2,851
5.90% 2015

Maryland - 1.58%
Community Dev. Administration, Dept. of Housing and
Community Dev., Single  Family Program Bonds:
1997 First Series, 5.25% 2005                                                                  5,815        6,064
1990 First Series, 7.60% 2017                                                                  5,920        6,166
Health and Higher Educational Fac. Auth.:
Rev. Bonds, Howard County General Hospital Issue, Series 1993:
5.50% 2013                                                                                     2,300        2,428
5.50% 2021                                                                                     1,225        1,283
Project and Ref. Rev. Bonds, Peninsula Regional Medical                                        1,000        1,025
Center Issue, Series 1993, 5.25% 2012
First Mortgage Rev. Bonds, PUMH of Maryland, Inc. Issue
(Heron Point of Chestertown):
Series 1998A:
5.60% 2013                                                                                     1,000        1,016
5.75% 2019                                                                                     2,400        2,406
Series 1998B, 5.75% 2026                                                                       4,000        3,961
Calvert County, Maryland Econ. Dev. Rev. Bonds (Ashbury-                                       2,500        3,150
Solomons Island Facility), Series 1995, 8.625% 2024
Prince George's County, Hospital Rev. Bonds, Dimensions                                          750          853
Health Corp. Issue, Series 1992, 7.25% 2017 (Preref. 2002)

Massachusetts - 1.99%
Massachussetts Bay Transportation Auth., General                                               5,000        5,955
Transportation System Bonds, 1994 Series A Refunding Bonds,
 7.00% 2007
Health and Educational Fac. Auth. Rev. Bonds:
Brigham and Women's Hospital Issue, Series D, 6.75% 2024                                       7,000        7,684
Caregroup Issue, MBIA Insured, Series A, 5.50% 2007                                            2,675        2,908
Housing Finance Agcy., Single Family Housing Rev. Bonds,                                       1,050        1,101
Series 39, 6.50% 2014
Water Resources Auth.:
General Rev. Bonds, 1990 Series A, 7.50% 2009 (Preref. 2000)                                   9,500       10,241
General Rev. Ref. Bonds, 1993 Series B, 5.25% 2009                                             2,500        2,610
Boston City Hospital (FHA Insured Mortgage), 7.625% 2021                                         980        1,069
The New England Education Loan Marketing Corp.:
Student Loan Rev. Ref. Bonds, 1992 Senior Issue A, 6.50% 2002                                  1,000        1,086
Student Loan Refunding Bonds, 1993 Series G, 5.20% 2002                                        3,000        3,116


Michigan - 8.08%
Hospital Finance Auth., Hospital Rev. Ref. Bonds:
Daughters of Charity, National Health System, 5.50% 2005                                       1,750        1,843
The Detroit Medical Center Obligated Group, Series 1993A,                                      1,000        1,103
6.375% 2009
Genesys Health System Obligated Group, Series 1995A:
7.10% 2002                                                                                     1,770        1,958
7.10% 2002 (Escrowed to Maturity)                                                                285          318
7.20% 2003                                                                                     1,000        1,149
8.00% 2005                                                                                     8,880       10,993
8.10% 2013                                                                                     5,000        6,295
8.125% 2021                                                                                    4,500        5,673
7.50% 2027                                                                                     4,520        5,458
Genesys Regional Medical Center Obligated Group, Series 1998A,                                 5,340        5,513
 5.30% 2011
Hackley Hospital Obligated Group, Series 1998A:
4.85% 2006                                                                                     1,105        1,126
5.00% 2008                                                                                     1,215        1,243
5.30% 2013                                                                                     2,325        2,363
McLaren Obligated Group, Series 1993A, 5.375% 2013                                             2,985        3,057
Mercy Health Services, Series 1997T, 6.25% 2011                                                3,255        3,681
Pontiac Osteopathic, Series 1994 A:
6.00% 2014                                                                                     3,500        3,629
6.00% 2024                                                                                     3,775        3,914
Sinai Hospital of Greater Detroit, Series 1995:
6.625% 2016                                                                                    5,750        6,426
6.70% 2026                                                                                     1,680        1,880
Housing Dev. Auth., Rental Housing Rev. Bonds:
1992 Series A:
AMBAC Insured, 6.40% 2005                                                                      2,350        2,538
6.60% 2012                                                                                    17,200       18,625
1994 Series A, 6.20%  2003                                                                     1,600        1,710
Job Dev. Auth, Pollution Control Rev. Bonds (Chrysler Corp.                                    7,000        7,144
Project), Series 1984,  5.70% 1999
City of Detroit:
G.O. Refunding Bonds (Unlimited Tax), Series 1995-B, 6.75% 2003                                2,000        2,210
G.O. Rev. Bonds (Unlimited Tax), Series 1995-B:
6.25% 2001                                                                                     6,585        6,940
7.00% 2004                                                                                     2,500        2,828
6.25% 2005                                                                                     2,625        2,908
6.25% 2008                                                                                     1,730        1,908
6.25% 2009                                                                                     1,195        1,312
6.25% 2010                                                                                     1,250        1,366
Downtown Dev. Auth., Tax Increment Bonds (Dev. Area No.1
Projects), Series 1996C:
6.20% 2017                                                                                     9,310       10,213
6.25% 2025                                                                                     4,265        4,637
Econ. Dev. Corp. of Dickinson County, Solid Waste Disposal                                     2,000        2,122
Ref. Rev. Bonds (Champion International Corp. Project),
Series 1989, 6.55% 2007
City of Royal Oak Hospital Financing Auth., Hospital Rev.                                      3,000        3,028
Ref. Bonds (William Beaumont Hospital), Series 1993 G,
5.25% 2019
Charter County of Wayne, Special Airport Fac. Rev. Ref. Bonds                                  6,960        7,774
(Northwest Airlines, Inc., Fac.), Series 1995, 6.75% 2015

Minnesota - 0.40%
Housing Finance Agcy.:
Housing Dev. Bonds, 1991 Series A, 6.85% 2007                                                  2,535        2,714
Single Family Mortgage Bonds, 1994 Series E,  Remarketing                                      2,205        2,291
3/12/96, 5.60% 2013
Regents of the University of Minnesota, G.O. Bonds, Series                                     2,000        2,177
1996A, 5.50% 2006

Mississippi - 0.23%
Claiborne County Adjustable/Fixed-Rate Pollution Control                                       4,000        4,169
Rev. Bonds (Middle South Energy, Inc. Project),
Series C, 9.875% 2014

Nevada - 0.22%
G.O. (Limited Tax) Bonds, Series A-2, 6.00% 2011                                               2,135        2,440
City of Henderson, Local Improvement Dist. No. T-10 (Seven                                     1,485        1,543
Hills) Limited  Obligation Improvement Bonds, 7.50% 2015

New Jersey - 1.83%
Econ. Dev. Auth.:
Econ. Dev. Bonds, Kapkowski Road Landfill Reclamation                                          6,905        6,922
Improvement District Project (City of Elizabeth),
Series 1998A, 6.375 2031
First Mortgage Rev. Fixed-Rate Bonds:
Fellowship Village Project:
Series 1998A, 4.95% 2005                                                                       1,230        1,256
Series 1995A, 9.25% 2025                                                                         700        9,080
Winchester Gardens at  Ward Homestead Project, Series 1996A:
8.50% 2016                                                                                     4,000        4,519
8.625% 2025                                                                                    3,500        3,981
Health Care Facility Fin. Auth., Rev. Bond Community Medical                                   1,500        1,633
Center/Kimball, FSA  Insured, 5.50% 2007
Housing and Mortgage Finance Agcy., Section 8 Bonds,
1991 Series A:
6.80% 2005                                                                                     2,570        2,753
6.85% 2006                                                                                     2,500        2,682

New Mexico - 0.13%
Mortgage Finance Auth., Single Family Mortgage Purchase                                        2,235        2,388
Refunding Senior Bonds, 1992 Series A-1, 6.85% 2010

New York - 12.05%
Dormitory Auth.:
City University System Consolidated Third General Resolution                                   2,000        2,157
Rev. Bonds, 1998 Series 2, AMBAC Insured, 5.50% 2008
Center for Nursing/Rehabilitation, Inc. Rev. Bonds, 5.45% 2017                                 2,100        2,166
Court Fac., Lease Rev. Bonds, Series 1993A, 5.50% 2010                                         4,000        4,185
Edgar Health Care Center (Nursing Home) Rev. Bonds, FHA                                        1,375        1,377
Insured, 4.90% 2013
The New York and Presbysterian Hospital FHA-Insured
Mortgage Hospital Rev. Bonds, Series 1998, AMBAC Insured:
5.50% 2006                                                                                     5,500        5,935
5.50% 2008                                                                                    10,000       10,914
Secured Hospital Rev. Ref. Bonds:
Wyckoff Heights Medical Center, Series H, 5.125% 2008                                          2,315        2,422
Brookdale Hospital, Series J, 5.125% 2009                                                      4,300        4,482
State University Educational Fac. Rev. Ref. Bonds:
Series 1990A,  7.50% 2013                                                                      3,500        4,512
Series 1990B:
7.50% 2011                                                                                     1,720        2,131
7.00% 2016                                                                                     1,000        1,065
Series 1994B, 5.70%  2004                                                                      1,485        1,602
Staten Island University Hospital, Insured Rev. Bonds,                                         7,000        7,610
Series 1998, AMBAC Insured, 5.50% 2009
Environmental Fac. Corp., State Water Pollution Control
Revolving Fund Rev. Bonds  (New York City
Municipal Water Finance Auth. Project):
Series 1990 A, 7.50% 2012                                                                        500          541
Series 1991 E, 6.875% 2010                                                                     1,270        1,398
Series 1991 E, 6.875% 2011                                                                       230          252
Housing Finance Agcy.:
Health Fac. Rev. Bonds (New York City), 1996 Series A                                          6,000        6,588
Refunding, 6.375% 2003
Service Contract Obligation Rev. Ref. Bonds:
1996 Series A, 5.80% 2008                                                                      1,000        1,099
Series 1997C,  5.20% 2010                                                                      1,750        1,830
Local Government Assistance Corp.:
Series 1991 A, 7.00% 2016 (Preref. 2001)                                                       7,000        7,690
Series 1991 B, 7.50% 2020 (Preref. 2001)                                                       6,925        7,689
Series 1991 C, 0% 2005                                                                         5,000        3,801
Series 1991 D:
7.00% 2011 (Preref. 2002)                                                                      2,000        2,248
7.00% 2018 (Preref. 2002)                                                                      8,650        9,721
6.75% 2021 (Preref. 2002)                                                                      1,350        1,506
Series 1992 C, 5.50% 2022                                                                      1,000        1,019
State Medical Care Fac. Finance Agcy.:
Mental Health Services Fac. Improvement, Rev. Bonds:
1997 Series B, 5.30% 2004                                                                      2,220        2,349
Series D, 5.25% 2023                                                                           1,000        1,008
Series 1998B:
6.00% 2005                                                                                     1,000        1,099
5.375% 2007                                                                                    1,275        1,363
6.00% 2007                                                                                     1,750        1,957
6.00% 2007                                                                                     2,500        2,796
5.375% 2008                                                                                    1,345        1,441
5.60% 2008                                                                                     1,300        1,420
5.375% 2009                                                                                    1,270        1,359
5.70% 2009                                                                                     2,795        3,063
5.00% 2010                                                                                     1,530        1,581
5.00% 2010                                                                                     1,495        1,544
Series 1998C:
5.375% 2008                                                                                    1,250        1,343
5.00% 2009                                                                                     1,850        1,925
5.00% 2010                                                                                     1,760        1,818
St. Luke's-Roosevelt Hospital Center,  FHA-Insured                                            12,575       13,217
Mortgage Rev. Bonds, 1993 SeriesA, 5.60% 2013
Metropolitan Transit Auth., Transit Fac. Service Contract                                      4,000        4,188
Bonds, Series O and P, 5.375% 2002
Urban Dev. Corp., Correctional Capital Fac. Rev. Bonds:
Series 1993 A, Refunding Series, 5.30% 2005                                                    2,800        2,950
Series 7, 5.25% 2009                                                                           1,375        1,448
Series 2, 6.50% 2021 (Preref. 2001)                                                            3,700        3,929
Battery Park City Auth., Rev. Ref. Bonds, Series 1993 A:
5.00% 2013                                                                                     5,000        5,022
4.75% 2019                                                                                    12,000       11,497
Castle Rest Residential Health Care Facility, FHA Insured                                      1,700        1,789
Mortgage Rev. Bonds, Series 1997A, 5.60% 2017
Town of Hempstead Industrial Dev. Agcy., Resource                                              6,000        6,256
Recovery Rev. Bonds (American REF-FUEL Co. of
Hempstead Project), Series 1997, MBIA Insured,  5.00% 2009
City of New York, G.O. Bonds:
Fiscal 1991 Series B, 8.25% 2006                                                               1,500        1,876
Fiscal 1992 Series C, 6.50% 2004 (Preref. 2002)                                                  470          521
Fiscal 1992 Series H:
6.875% 2002                                                                                    1,670        1,833
6.875% 2002                                                                                      230          251
Fiscal 1993 Series A, 6.25% 2003                                                               1,000        1,090
Fiscal 1995 Series F:
6.375% 2006                                                                                    2,860        3,205
6.375% 2006 (Preref. 2005)                                                                       140          159
6.60% 2010                                                                                     1,115        1,263
6.60% 2010 (Preref. 2005)                                                                        885        1,019
6.625% 2025 (Preref. 2005)                                                                     1,500        1,730
Fiscal 1996 Series E, 6.50% 2006                                                               3,000        3,406
Fiscal 1996 Series I, 6.50% 2006                                                              10,000       11,366
Municipal Water Finance Auth., Water and Sewer System Rev.
Bonds:
Fiscal 1991 Series C, 7.75% 2020 (Preref. 2001)                                                5,000        5,596
Fiscal 1994 Series B:
4.875% 2002                                                                                    3,000        3,099
5.50% 2019                                                                                     2,000        2,054
Transit Auth., Transit Fac. Rev. Bonds (Livingston Plaza                                       4,000        4,278
Project), Series 1990, FSA  Insured, 7.50% 2020 (Preref. 2000)
Triborough Bridge and Tunnel Auth., General Purpose and                                        1,000        1,143
Rev. Bonds, Series Y, 6.00% 2012

North Carolina - 1.63%
Eastern Municipal Power Agcy., Power System Rev. Bonds:
Refunding Series 1993B:
7.25% 2007                                                                                     5,425        6,388
7.00% 2008                                                                                    10,720       12,556
6.00% 2026                                                                                     1,700        1,856
Series 1993 B, 6.00%  2006                                                                     3,120        3,395
Series 1993 D, 5.875% 2013                                                                     1,250        1,299
Series 1993 C, 5.00%  2021                                                                     2,300        2,183
Medical Care Commission, Health Care Rev. Ref. Bonds                                           1,540        1,627
(Novant Health Project), Series 1998A, MBIA Insured, 5.10% 2010

Ohio - 0.11%
County of Franklin, Hospital Fac. Rev. Ref. and Improvement                                    1,750        1,906
Bonds (Doctors Hospital Project), 5.60% 2006

Oklahoma - 0.63%
Health System Rev. Bonds, Baptist Medicine Center of                                           2,500        2,830
Oklahoma, Series 1995 C, AMBAC Insured, 6.375% 2009
State Industrial Auth., Health System Rev. Ref. Bonds,
(Obligated Group consisting of INTEGRIS Baptist Medical Center,
 Inc., INTEGRIS South Oklahoma City Hospital
Corp. and INTEGRIS Rural Health, Inc.), AMBAC Insured,                                         2,500        2,825
Series 1995D, 6.00% 2009
Industries Auth., Health Fac. Rev. Ref. Bonds (Sisters of                                      2,505        2,525
Mercy Health System, St. Louis, Inc.), Series 1993A, 5.00% 2013
Tulsa Industrial Auth., Hospital Rev. and Ref. Bonds, St. John                                 3,000        3,101
 Medical Center  Project, Series 1996, 5.375% 2017

Oregon - 0.20%
Hospital Fac. Auth. of the City of Medford, Rev. Bonds                                         3,425        3,642
(Asante Health System), Series 1998-A, MBIA Insured, 5.25% 2010

Pennsylvania - 7.07%
Convention Center Auth., Refunding Rev. Bonds, 1994                                           10,000       10,746
Series A, 6.25% 2004
Higher Educational Fac. Auth., Rev. Bonds (Thomas Jefferson
University), 1992  Series A:
 6.625% 2009                                                                                     875          976
 6.625% 2009                                                                                     375          416
Housing Finance Auth., Single Family Mortgage Rev. Bonds,                                      1,000        1,074
Series 1992-33, 6.85%  2009
Housing Finance Agcy., Rev. Bonds, Rental Housing Refunding Bonds:
Issue 1993, 5.80% 2018                                                                         4,000        4,204
Issue 1992, 6.50% 2023                                                                         7,850        8,411
Industrial Dev. Auth., Economic Dev. Rev. Bonds, Series                                        1,750        2,076
1994, AMBAC Insured, 7.00% 2007
Allegheny County, Hospital Dev. Auth. Rev. Bonds, Catholic
 Health Systems:
Series 1998A, 5.50% 2008                                                                       2,445        2,667
Series  A, AMBAC Insured:
5.00% 2010                                                                                     2,705        2,811
5.25% 2011                                                                                     2,840        3,004
Blair County Hospital Auth., Hospital Rev. Bonds (Altoona                                      3,415        3,628
Hospital Project), Series A of 1998,
AMBAC Insured, 5.25% 2009
Delaware County, Auth. Rev. Bonds, Catholic Health Systems,
Series A, AMBAC Insured:
5.00% 2010                                                                                     2,465        2,562
5.25% 2011                                                                                     4,115        4,353
Hospital and Higher Education Fac. Auth. of Philadelphia:
Hospital Rev. Bonds (The Children's Hospital of
Philadelphia Project):
Series A of 1992:
6.50% 2009                                                                                     4,500        4,959
6.50% 2021                                                                                     3,000        3,306
Series A of 1993, 5.375% 2014                                                                  1,505        1,537
Frankford Hospital, Series A:
6.00% 2014                                                                                     3,705        3,881
6.00% 2023                                                                                     4,000        4,163
Jefferson Health Systems, Series 1997 A:
5.50% 2006                                                                                     1,500        1,620
5.50% 2007                                                                                     1,400        1,516
5.50% 2008                                                                                     1,000        1,085
5.00% 2009                                                                                     1,000        1,039
5.00% 2010                                                                                     1,000        1,032
The Philadelphia  Protestant Home, Series A, 6.50% 2027                                        1,100        1,156
Temple University Hospital, Series of 1997, 5.70% 2009                                         1,000        1,071
Hospital Auth. of Philadelphia, Hospital Rev. Bonds
(Temple University Hospital):
Series of 1993 A, 6.50% 2008                                                                  15,500       17,360
Series of 1983, 6.625% 2023                                                                   15,385       16,633
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral                                  2,815        2,923
 Village Project), Series of 1998, 5.50% 2010
City of Pottsville Hospital Auth., Hospital Rev. Bonds                                         8,500       10,042
(The Pottsville Hospital and  Warne Clinic), Series of 1994,
7.25% 2024
Scranton-Lackawanna Health and Welfare Auth., Hospital Rev.
Bonds (Moses Taylor Hospital Project), Series 1997:
6.05% 2010                                                                                     1,000        1,088
6.15% 2012                                                                                     2,245        2,384
6.20% 2017                                                                                     3,000        3,171

Rhode Island - 1.32%
Convention Center Auth., Refunding Rev. Bonds, MBIA Insured,                                   1,590        1,674
1993 Series B, 5.00% 2008
Depositors Econ. Protection Corp., Special Obligation Bonds:
1993 Series A, MBIA  Insured 5.75% 2012                                                        4,850        5,421
1992 Series A, FSA  Insured, 6.625% 2019 (Preref. 2002)                                        1,000        1,118
1993 Series A (Escrowed to Maturity)
5.75% 2021                                                                                     1,210        1,341
5.75% 2021                                                                                     2,715        3,009
6.375% 2022                                                                                    7,000        8,383
Housing and Mortgage Finance Corp., Homeownership                                              2,500        2,657
Opportunity Bonds, Series 3-A, 7.80% 2010

South Carolina - 0.61%
Florence County Hospital Rev. Bonds, McLeod Regional Medical
Center Project, MBIA Insured, Series A:
5.25% 2009                                                                                     2,645        2,831
5.25% 2010                                                                                     2,785        2,972
Lexington County Health Services Dist. Inc., Hospital Rev.
Ref. and Improvement Bonds, FSA Insured, Series 1997:
5.50% 2007                                                                                     2,000        2,168
5.00% 2009                                                                                     1,000        1,041
5.125% 2021                                                                                    2,000        1,992

South Dakota - 0.89%
Health and Educational Fac. Auth., Rev. Ref. Bonds, Series
1999 (Rapid City Regional Hospital Issue), MBIA Insured:
5.00% 2007                                                                                     4,095        4,306
5.00% 2009                                                                                     4,010        4,185
5.00% 2010                                                                                     4,175        4,322
Housing Dev. Auth., Homeownership Mortgage Bonds, 1995                                         3,000        3,149
Series A, 5.80% 2014

Tennessee - 1.93%
Memphis-Shelby County Airport Auth., Special Fac. Rev.                                        23,850       26,148
Bonds, Refunding Series 1992 (Federal Express Corp.),
 6.75% 2012
Health and Educational Fac. Board of the Metropolitan                                          6,600        8,433
Government of Nashville  and Davidson County
(Blakeford Project), 9.25% 2024

Texas - 4.06%
National Research Laboratory Commission, G.O. Bonds, Series                                   14,450       15,493
1990 (Superconducting Super Collider Project),
7.125% 2020 (Preref. 2000)
Bell County Health Fac. Dev. Corp.:
Hospital Rev. Ref. and Improvement Bonds (Cook Children's
Medical Center Project), Series 1998, FSA Insured:
5.25% 2008                                                                                     1,965        2,099
5.25% 2009                                                                                     2,070        2,205
5.25% 2010                                                                                     2,180        2,312
Retirement Facility Rev. Bonds (Buckner Retirement Services,
Inc. Obligated Group Project), Series 1998:
5.25% 2009                                                                                     1,620        1,678
5.00% 2010                                                                                       705          708
5.25% 2028                                                                                     3,400        3,337
Dallas/Forth Worth Internatinoal Airport Facility
Improvement Corp.:
American Airlines, Inc., Rev. Bonds, Series 1995, 6.00% 2014                                   9,790       10,402
Delta Air Lines, Inc., Rev. Ref. Bonds, Series 1993, 6.25% 2013                                2,400        2,571
Harris County Health Fac. Dev. Corp., SCH Health Care System
Rev. Bonds (Sisters of Charity of the
Incarnate Word, Houston):
Series 1991A, 7.10% 2021                                                                       8,000        8,851
Series 1994B, 6.25% 2027                                                                       1,500        1,806
Hidalgo County Health Services Corp., Hospital Rev. Bonds,
(Mission Hospital, Inc. Project), Series 1996:
7.000% 2008                                                                                    1,000        1,125
6.750% 2016                                                                                    1,740        1,923
North Texas Health Fac. Dev. Corp., United Regional Health                                     2,330        2,437
Care Systems Inc., MBIA Insured, 5.00% 2009
Northeast Medical Clinic, Hospital Auth., County of Humble,                                    1,000        1,165
Rev. Bonds, FSA  Insured, 6.25% 2012
Northside Independent School Dist. (Bexar, Medina and                                          3,500        3,711
Bandera Counties), Unlimited Tax School Building Bonds,
Series 1991, 6.375% 2008 (Preref. 2001)
Tarrant County Health Fac. Dev. Corp., Health Resources                                        4,000        4,333
Systems Rev. Bonds, Series 1997A, 5.50% 2007
Tomball Hospital Auth., Rev. Ref. Bonds, Series 1993,                                          6,250        6,580
6.125% 2023

Utah - 0.82%
Housing Finance Agcy., Single Family Mortgage Bonds, 1995                                        920          950
Issue E (Federally Insured or Guaranteed Mortgage Loans),
5.50% 2024
Salt Lake City, Hospital Rev. Bonds, Series 1992
(IHC Hospitals, Inc.):
5.50% 2021                                                                                     8,100        8,259
6.25% 2023                                                                                     5,000        5,437

Vermont - 0.02%
Housing Finance Agcy., Single Family Housing Bonds,                                              290          298
Series 4, 5.75% 2012

Virginia - 1.53%
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series D:
Subseries D-3, Remarketing 5/30/96:
6.00% 2012                                                                                     1,430        1,528
6.00% 2012                                                                                     1,470        1,571
6.05% 2013                                                                                     1,510        1,614
6.05% 2013                                                                                     1,555        1,662
Subseries D-4, Remarketing 7/16/96:
6.00% 2009                                                                                     1,180        1,262
6.00% 2009                                                                                     1,220        1,304
6.05% 2010                                                                                     1,255        1,346
6.05% 2010                                                                                     1,290        1,384
Big Stone Gap Redevelopment and Housing Auth. Correctional                                     2,000        2,101
Facility Lease,Wallens Ridge Dev. Project, 5.25% 2010
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds
(INOVA Health Systems Hospital Project), Series 1993 A:
5.00% 2011                                                                                     1,300        1,345
5.00% 2023                                                                                     1,200        1,221
Industrial Dev. Auth. of Fairfax County, Hospital Rev. Ref.                                    1,850        1,928
Bonds (Inova Health System Hospitals Project),
Series 1993A, 4.80% 2005
Industrial Dev. Auth., of Hanover County, Hospital Rev. Bonds                                  1,000        1,185
(Memorial Regional Medical Center Project at Hanover
Medical Park),
 Series 1995, MBIA Insured, 6.50% 2009
Industrial Dev. Auth. of the City of Norfolk, Hospital Rev.                                    2,500        2,827
Bonds (Sentara Hospitals-Norfolk Project),
Series 1991, 6.50% 2013
Pocahontas Parkway Association, Route 895 Connector Toll Road                                  5,000        5,134
Rev. Bonds, Senior Current Interest Bonds,
Series 1998A, 5.25% 2008

Washington - 4.17%
G.O., Series B, 5.50% 2010                                                                     2,000        2,193
Health Care Fac. Auth., Rev. Bonds, Refunding Series 1997A
(Virgina Mason Medical Center),
MBIA Insured, 6.00% 2007                                                                       1,500        1,681
Public Power Supply System:
Nuclear Project No. 1 Ref. Rev. Bonds:
Series 1997B,  5.13% 2014                                                                      9,000        9,134
Series 1989A, 6.00% 2017                                                                       2,000        2,042
Nuclear Project No. 2 Ref. Rev. Bonds:
Series 1990A,  7.375% 2012 (Preref. 2000)                                                      8,000        8,670
Series 1993B,  FSA Insured, 5.65% 2008                                                         3,030        3,326
Series 1994A:
6.00% 2007                                                                                    19,900       22,170
5.25% 2008                                                                                     5,000        5,250
Series 1998A,  5.75% 2008                                                                      2,000        2,199
Nuclear Project No. 3 Ref. Rev. Bonds, Series 1989B:
FGIC Insured, 7.00% 2000                                                                       4,500        4,778
5.375% 2015                                                                                    3,000        3,058
7.25% 2015 (Preref. 2000)                                                                      3,500        3,729
7.125% 2016                                                                                    5,250        6,595

Wisconsin - 1.35%
Health and Educational Fac. Auth. Rev. Bonds:
Children's Hospital Project, Series  1993, FGIC Insured,                                       2,000        2,168
5.50% 2006
Series 1998 (Children's Hospital of Wisconsin, Inc.),                                          1,130        1,225
AMBAC Insured, 5.625% 2015
Medical College of Wisconsin, Series 1993, 5.95% 2015                                          3,000        3,210
Health and Educational Fac. Auth. Rev. Ref. Bonds                                              2,505        2,607
(Wausau Hospital, Inc.), Series  A, AMBAC Insured, 5.00% 2009
Housing and Econ. Dev. Auth., Housing Rev. Bonds, 6.40% 2003                                   3,480        3,711
Pollution Control and Industrial Dev. Rev. Bonds (General                                      3,000        3,251
Motors Corp. Projects), City of Janesville, Series 1984,
 5.55% 2009
Public Power Incorporated System, Power Supply System Rev.                                       500          542
Bonds, Series 1990 A, AMBAC Insured,
7.40% 2020 (Preref. 2000)
City of Superior, Limited Obligation Ref. Rev. Bonds (Midwest                                  6,000        7,561
Energy Resources Co. Project),
Series E-1991 (Collateralized), FGIC Insured, 6.90% 2021

Wyoming - 0.06%
Community Dev. Auth., Single Family Mortgage Bonds, 1989                                          75           75
Series A, 7.90% 2017
Student Loan Corp., Student Loan Rev. Ref. Bonds, Series                                         950          980
1991, 6.25% 1999
                                                                                                           -----
                                                                                                        1,700,310
                                                                                                           -----
Tax-Exempt Securities Maturing in
One Year or Less - 4.07%
State of Arizona, Industrial Dev. Auth., County of Apache,                                     1,200        1,200
Industrial Dev. Rev. Bonds, 1983 C (Tuscon Electric Power Co.
Springerville Project), 3.30% 2018(2)
City of Chicago, Chicago-O'Hare International Airport,                                         1,300        1,300
Special Facility Rev. Bonds (American Airlines, Inc. Project),
 Series 1983A, 3.35% 2017(2)
State of Colorado, General Fund Tax and Rev. Anticipation                                      6,000        6,025
Notes, Series 1998A, 4.00% 6/25/99
State of Texas, City of Houston, Tax and Rev. Anticipation                                    10,000       10,065
Notes, Series 1998, 4.25% 6/30/99
State of Iowa, School Cash Anticipation Program, Iowa School                                   2,000        2,015
Corporations Warrant Certificates, 1998-99 Series A,
FSA Insured, 4.50% 6/25/99
State of Kentucky, Asset/Liability Commission, General Fund                                   13,500       13,611
 Tax and Rev. Anticipation Notes,
1998 Series A, 4.50% 6/25/99
State of New York, Long Island Power Auth., Electric System                                    3,000        3,000
Subordinated Rev. Bonds, 3.55% 2033(2)
Los Angeles County Metropolitan Transportation Auth.,                                         15,325       15,475
Proposition C Sales Tax Rev. Ref. Bonds,
Second Senior Bonds, Series 1998-A, AMBAC Insured, 4.50% 1999
Louisiana Offshore Terminal Auth., Deepwater Port Ref.                                         3,150        3,150
Rev. Bonds (LOOP INC. Project), First Stage Series B,
  5.40% 9/1/1998
Maricopa County, Arizona Pollution Control Corp., Pollution
control Rev. Ref. Bonds(2):
1984 Series E (El Paso Electric Co. Palo Verde Project),                                       2,100        2,100
3.25% 2014
1994 Series C, (Arizona Public Service Co. Palo Verde Project),                                1,700        1,700
  3.20% 2029
North Carolina Medical Care Commission, Varioable Rate                                         1,500        1,500
Demand Health Care Facility Rev. Bonds
(The Givens Estates, Inc. Project), Series 1997, 3.70% 2026(2)
Power County, Idaho, Pollution Control Revenue Bonds                                           2,100        2,100
(FMR Corp. Project), 3.70% 2010(3)
State of Texas, Tax and Rev. Anticipation  Notes, Series                                       4,000        4,044
1998, 4.50% 8/31/99
State of Alaska, City of Valdez, Marine Terminal Rev. Ref.                                     1,250        1,250
Bonds (Exxon Pipeline Co. Project), 1993 Series A,
3.20% 2033(2)
State of Wisconsin, Tax and Rev. Anticipation Notes,                                           7,000        7,054
4.50% 6/15/1999
                                                                                                         -------
                                                                                                           75,589
                                                                                                         -------
TOTAL TAX-EXEMPT SECURITIES (cost: $1,641,652,000)                                                      1,775,899
Excess of cash and receivables over payables                                                               17,754
                                                                                                         -------
NET ASSETS                                                                                             $1,793,653
                                                                                                       =========
(1)Purchased in a private-placement transaction; resale may
to limited to qualified institutional buyers;
resale to the public may require registration.
(2)Coupon rate changes periodically.


See Notes to Financial Statements

KEY TO ABBREVIATIONS

Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facilities
Fin. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Rev. = Revenue
Rev. Ref. = Revenue Refunding

The Tax-Exempt Bond Fund of America
Financial Statements
Statement of Assets and Liabilities
at August 31, 1998 (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $1,641,652)                     $1,777,608
 Cash                                                                  0
 Receivables for--
  Sales of investments                            $             3,705
  Sales of fund's shares                               5,868
  Accrued interest                                    23,830      33,403
                                                  ---------- -----------
                                                               1,811,011
Liabilities:
 Payables for--
  Chase Manhattan Bank                                   745
  Purchases of investments                             7,672
  Repurchases of fund's shares                         2,804
  Dividends payable                                    3,010
  Management services                                    520
  Accrued expenses                                       898      15,649
                                                  ---------- -----------
Net Assets at August 31, 1998--
 Equivalent to $12.60 per share on
 142,463,476 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--200,000,000 shares)                           $1,795,362
                                                             ===========
Statement of Operations
For the year ended August 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                              $95,178

 Expenses:
  Management services fee                             $5,969
  Distribution expenses                                4,211
  Transfer agent fee                                     443
  Reports to shareholders                                 69
  Registration statement and prospectus                  114
  Postage, stationery and supplies                       157
  Directors' fees                                         25
  Auditing and legal fees                                 42
  Custodian fee                                           13
  Taxes other than federal income tax                     21
  Other expenses                                          17
                                                 -----------      11,081
                                                             -----------
  Net investment income                                           84,097
                                                             -----------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                25,646
 Net unrealized appreciation on investments:
  Beginning of year                                  112,269
  End of year                                        135,956
                                                  ----------
   Net increase in unrealized appreciation
    on investments                                                23,687
                                                             -----------
  Net realized gain and increase in
   unrealized appreciation on investments                         49,333
                                                             -----------
Net Increase in Net Assets Resulting
 from Operations                                                $133,430
                                                             ===========
Statement of Changes in Net Assets
(dollars in thousands)


                                                  Year ended   August 31

                                                        1998         1997
                                                 ----------- -----------
Operations:
 Net investment income                            $           $
 Net realized gain on investments                     25,646       3,847
 Net increase in unrealized appreciation
  on investments                                      23,687      52,749
                                                 ----------- -----------
  Net increase in net assets
   resulting from operations                         133,430     137,119
                                                 ----------- -----------
Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income                (84,100)    (80,789)
 Distributions from net realized gain on
  investments                                         (5,006)     (4,359)
                                                 ----------- -----------
  Total dividends and distributions                  (89,106)    (85,148)
                                                 ----------- -----------
Capital Share Transactions:
 Proceeds from shares sold:
  27,437,243 and 20,390,763
  shares, respectively                               341,812     246,583
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on investments:
  4,320,816 and 4,336,074 shares,
  respectively                                        53,787      52,363
 Cost of shares repurchased:
  19,085,481 and 19,372,679
  shares, respectively                              (237,660)   (233,780)
                                                 ----------- -----------
  Net increase in net assets
   resulting from capital share
   transactions                                      157,939      65,166
                                                 ----------- -----------
Total Increase in Net Assets                         202,263     117,137
Net Assets:
 Beginning of year                                 1,593,099   1,475,962
                                                 ----------- -----------
 End of year                                      $1,795,362  $1,593,099
                                                 =========== ===========



See Notes to Financial Statements

Notes to Financial Statements

    1. The Tax-Exempt Bond Fund of America, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of federally tax-free current income, consistent with the preservation of capital, through a diversified portfolio of municipal bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

    2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $135,956,000, of which $136,361,000 related to appreciated securities and $405,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $1,641,652,000 at August 31, 1998.

    3. The fee of $5,969,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; 0.18% of such assets in excess of $1 billion but not exceeding $3 billion; and 0.16% of such assets in excess of $3 billion; plus 3.00% on the first $3,333,333 of the fund's monthly gross investment income, plus 2.50% of such income in excess of $3,333,333 but not exceeding $8,333,333 million and 2.25% of such income in excess of $8,333,333.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were limited to $4,211,000, representing 0.25% of average net assets. Had no limitation been in effect, the fund would have paid $4,631,000 in expenses under the Plan. As of August 31, 1998, accrued and unpaid distribution expenses were $834,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $443,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $827,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $51,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $24,216,000 and additional paid-in capital was $1,492,714,000.

  The fund made purchases and sales of investment securities $515,494,000 and $377,819,000, respectively, during the year ended August 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $13,000 was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                                 Year    Ended   August        31



                                                 1998     1997      1996    1995     1994
Net Asset Value, Beginning
 of Year                                       $12.27   $11.86   $11.94   $11.65   $12.43
                                              -------  -------  -------  -------  -------
 Income from Investment
  Operations:
  Net investment income                           .62      .64      .64      .68      .67
  Net realized and
   unrealized gain
   (loss) on investments                          .37      .45      .01      .29     (.69)
                                              -------  -------  -------  -------  -------
   Total income from
    investment operations                         .99     1.09      .65      .97     (.02)
                                              -------  -------  -------  -------  -------
 Less Distributions:
  Dividends from net
   investment income                             (.62)    (.64)    (.64)    (.68)    (.68)
  Distributions from net
   realized gains                                (.04)    (.04)    (.09)       -     (.08)
                                              -------  -------  -------  -------  -------
   Total distributions                           (.66)    (.68)    (.73)    (.68)    (.76)
                                              -------  -------  -------  -------  -------
Net Asset Value, End of Year                   $12.60   $12.27   $11.86   $11.94   $11.65
                                              =======  =======  =======  =======  =======

Total Return*                                      8.2   9.39%     5.51%    8.70%   (.14)%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                                $1,795   $1,593   $1,476   $1,424   $1,385
 Ratio of expenses to average
  net assets                                      .66%     .68%     .68%     .66%     .69%
 Ratio of net income to
  average net assets                             4.98%    5.27%    5.35%    5.87%    5.53%
 Portfolio turnover rate                        23.19%   14.39%   26.89%   49.28%   22.40%



*Excludes maximum sales charge of 4.75%.

Report of Independent Accountants
To the Board of Directors and Shareholders of The Tax-Exempt Bond Fund of America, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Tax-Exempt Bond Fund of America, Inc. (the "Fund") at August 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCooper LLP

Los Angeles, California

September 30, 1998


Tax Information (unaudited)

During the fiscal year ended August 31, 1998 the fund paid 62.1 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code and 3.1 cents per share of long -term capital gain distributions, of which 1.8 cents per share were 28% gains.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.

                                   PART C
               THE TAX-EXEMPT BOND FUND OF AMERICA, INC.

OTHER INFORMATION

ITEM 23.   EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(b) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(c) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(d) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(e) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(f) None
(g) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(h) None.
(i) Not applicable to this filing.
(j) Consent of independent accountants
(k) None.
(l) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(m) Previously filed (see Post-Effective Amendment No. 23 filed 10/29/97).
(n) EX-27 Financial data schedule (EDGAR).
(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25.  INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees [directors] against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself if not permitted to indemnify the individual.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding unless it is established that:
(i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors of a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

   Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation, or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VI of the Articles of Incorporation of the Fund provides that "Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27.   PRINCIPAL UNDERWRITERS.

  (A) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 27.   PRINCIPAL UNDERWRITERS. (cont)

(B)    (1)                                       (2)                              (3)

       NAME AND PRINCIPAL                        POSITIONS AND OFFICES            POSITIONS AND OFFICES

       BUSINESS ADDRESS                          WITH UNDERWRITER                 WITH REGISTRANT



       David L. Abzug                            Regional Vice President          None

       27304 Park Vista Road

       Agoura Hills, CA 91301



       John A. Agar                              Vice President                   None

       1501 N. University, Suite 227A

       Little Rock AR 72207



       Robert B. Aprison                         Vice President                   None

       2983 Bryn Wood Drive

       Madison, WI  53711



L      William W. Bagnard                        Vice President                   None



       Steven L. Barnes                          Senior Vice President            None

       5400 Mount Meeker Road

       Boulder, CO 80301



B      Carl R. Bauer                             Assistant Vice President         None

       Michelle A. Bergeron                      Vice President                   None

       4160 Gateswalk Drive

       Smyrna, GA 30080



       Joseph T. Blair                           Senior Vice President            None

       27 Drumlin Road

       West Simsbury, CT  06092



       John A. Blanchard                         Vice President                   None

       6421 Aberdeen Road

       Mission Hills, KS 66208



       Ian B. Bodell                             Senior Vice President            None

       P.O. Box 1665

       Brentwood, TN 37024-1665



       Michael L. Brethower                      Senior Vice President            None

       2320 North Austin Avenue

       Georgetown, TX  78626



       C. Alan Brown                             Regional Vice President          None

       4129 Laclede Avenue

       St. Louis, MO  63108



H      J. Peter Burns                            Vice President                   None



       Brian C. Casey                            Regional Vice President          None

       8002 Greentree Road

       Bethesda, MD 20817



       Victor C. Cassato                         Senior Vice President            None

       609 W. Littleton Blvd., Suite 310

       Littleton, CO  80121



       Christopher J. Cassin                      Senior Vice President           None

       111 W. Chicago Avenue, Suite G3

       Hinsdale, IL 60521



       Denise M. Cassin                           Vice President                  None

       1301 Stoney Creek Drive

       San Ramon, CA 94538



L      Larry P. Clemmensen                       Director                         None



L      Kevin G. Clifford                         Director,  President and         None
                                                 Co-Chief Executive Officer



       Ruth M. Collier                           Senior Vice President            None

       145 West 67th St., #12K

       New York, NY  10023



S      David Coolbaugh                           Assistant Vice President         None



       Thomas E. Cournoyer                       Vice President                   None

       2333 Granada Boulevard

       Coral Gables, FL  33134



       Douglas A. Critchell                      Senior Vice President            None

       3521 Rittenhouse Street, N.W.

       Washington, D.C.  20015



L      Carl D. Cutting                           Vice President                   None



       Daniel J. Delianedis                      Regional Vice President          None

       8689 Braxton Drive

       Eden Prairie, MN 55347



       Michael A. Dilella                        Vice President                   None

       P. O. Box 661

       Ramsey, NJ  07446



       G. Michael Dill                           Senior Vice President            None

       505 E. Main Street

       Jenks, OK 74037



       Kirk D. Dodge                             Senior Vice President            None

       633 Menlo Avenue, Suite 210

       Menlo Park, CA 94025



       Peter J. Doran                            Senior Vice President            None

       1205 Franklin Avenue

       Garden City, NY  11530



L      Michael J. Downer                         Secretary                        Vice President



       Robert W. Durbin                          Vice President                   None

       74 Sunny Lane

       Tiffin, OH  44883



I      Lloyd G. Edwards                          Senior Vice President            None



L      Paul H. Fieberg                           Senior Vice President            None



       John Fodor                                Vice President                   None

       15 Latisquama Road

       Southborough, MA 01772



L      Mark P. Freeman, Jr.                      Director                         None



       Clyde E. Gardner                          Senior Vice President            None

       Route 2, Box 3162

       Osage Beach, MO  65065



B      Evelyn K. Glassford                       Vice President                   None



       Jeffrey J. Greiner                        Vice President                   None

       12210 Taylor Road

       Plain City, OH 43064



L      Paul G. Haaga, Jr.                        Director                         Chairman of the Board



B      Mariellen Hamann                          Assistant Vice President         None



       David E. Harper                           Senior Vice President            None

       R.D. 1, Box 210, Rte 519

       Frenchtown, NJ  08825



       Ronald R. Hulsey                           Vice President                  None

       6744 Avalon

       Dallas, TX  75214



       Robert S. Irish                           Regional Vice President          None

       1225 Vista Del Mar Drive

       Delray Beach, FL 33483



L      Robert L. Johansen                        Vice President                   None



       Michael J. Johnston                       Director                         None

       630 Fifth Avenue, 36th Floor

       New York, NY 10111



B      Damien M. Jordan                          Vice President                   None



       Arthur J. Levine                          Senior Vice President            None

       12558 Highlands Place

       Fishers, IN  46038



B      Karl A. Lewis                             Assistant Vice President         None



       T. Blake Liberty                          Regional Vice President          None

       5506 East Mineral Lane

       Littleton, CO 80122



L      Lorin E. Liesy                            Assistant Vice President         None



L      Susan G. Lindgren                         Vice President -                 None
                                                 Institutional

                                                 Investment Services



LW     Robert W. Lovelace                        Director                         None



       Stephen A. Malbasa                         Vice President                  None

       13405 Lake Shore Blvd.

       Cleveland, OH  44110



       Steven M. Markel                          Senior Vice President            None

       5241 South Race Street

       Littleton, CO 80121



L      J. Clifton Massar                         Director, Senior Vice            None
                                                 President



L      E. Lee McClennahan                        Senior Vice President            None

L      James R. McCrary                          Assistant Vice President         None



S      John V. McLaughlin                        Senior Vice President            None



       Terry W. McNabb                           Vice President                   None

       2002 Barrett Station Road

       St. Louis, MO  63131



L      R. William Melinat                        Vice President -                 None
                                                 Institutional

                                                 Investment Services



       David R. Murray                            Vice President                  None

       60 Brian Drive

       Sudbury, MA 01776



       Stephen S. Nelson                         Vice President                   None

       P. O. Box 470528

       Charlotte, NC 28247-0528







       William E. Noe                            Regional Vice President          None

       304 River Oaks Road

       Brentwood, TN 37027



       Peter A. Nyhus                            Vice President                   None

       3084 Wilds Ridge Court

       Prior Lake, MN 55372



       Eric P. Olson                             Vice President                   None

       62 Park Drive

       Glenview, IL 60025



       Fredric Phillips                          Vice President                   None

       175 Highland Avenue, 4th Floor

       Needham, MA 02494



B      Candance D. Pilgrim                       Assistant Vice President         None



       Carl S. Platou                            Vice President                   None

       4021 96th Avenue, S.E.

       Mercer Island, WA 98040



L      John O. Post, Jr.                         Vice President                   None



S      Richard P. Prior                          Assistant Vice President         None



       Steven J. Reitman                         Senior Vice President            None

       212 The Lane

       Hinsdale, IL  60521



       Brian A. Roberts                          Vice President                   None

       P.O. Box 472245

       Charlotte, NC  28247



       George S. Ross                            Senior Vice President            None

       55 Madison Avenue

       Morristown, NJ  07962



L      Julie D. Roth                             Vice President                   None



L      James F. Rothenberg                       Director                         None



       Douglas F. Rowe                           Vice President                   None

       30008 Oakland Hills Drive

       Georgetown, TX 78628





       Christopher S. Rowey                      Regional Vice President          None

       9417 Beverlywood Street

       Los Angeles, CA 90034



       Dean B. Rydquist                          Senior Vice President            None

       1080 Bay Pointe Crossing

       Alpharetta, GA 30005



       Richard R. Samson                         Senior Vice President            None

       4604 Glencoe Avenue, #4

       Marina del Rey, CA  90292



       Joseph D. Scarpitti                       Vice President                   None

       31465 St. Andrews

       Westlake, OH 44145



L      R. Michael Shanahan                       Director                         None



       David W. Short                            Director, Chairman of the        None
       1000 RIDC Plaza, Suite 212                Board and Co-Chief
       Pittsburgh, PA 15238                      Executive Officer



       William P. Simon, Jr.                     Senior Vice President            None

       912 Castlehill Lane

       Devon, PA 19333



L      John C. Smith                             Assistant Vice President -       None
                                                 Institutional Investment
                                                 Services



       Rodney G. Smith                            Vice President                  None

       100 N. Central Expressway, Suite 1214

       Richardson, TX  75080



       Nicholas D. Spadaccini                    Regional Vice President          None

       855 Markley Woods Way

       Cincinnati, OH 45230



L      Kris J. Spazafumo                         Assistant Vice President         None



       Daniel S. Spradling                       Senior Vice President            None

       181 Second Avenue, Suite 228

       San Mateo, CA  94401



B      Max D. Stites                             Vice President                   None



       Thomas A. Stout                           Regional Vice President          None

       3919 Whooping Crane Circle

       Virginia Beach, VA 23455



       Craig R. Strauser                         Vice President                   None

       3 Dover Way

       Lake Oswego, OR 97034



       Francis N. Strazzeri                      Vice President                   None

       31641 Saddletree Drive

       Westlake Village, CA 91361



L      Drew W. Taylor                            Assistant Vice President         None



S      James P. Toomey                           Vice President                   None



I      Christopher E. Trede                      Vice President                   None



       George F. Truesdail                       Vice President                   None

       400 Abbotsford Court

       Charlotte, NC  28270



       Scott W. Ursin-Smith                      Vice President                   None

       60 Reedland Woods Way

       Tiburon, CA 94920



L      David M. Ward                             Vice President -                 None
                                                 Institutional
                                                 Investment Services



       Thomas E. Warren                          Regional Vice President          None

       119 Faubel Street

       Sarasota, FL  34242



L      J. Kelly Webb                             Senior Vice President,           None
                                                 Treasurer



       Gregory J. Weimer                          Vice President                  None

       206 Hardwood Drive

       Venetia, PA 15367



B      Timothy W. Weiss                          Director                         None



       N. Dexter Williams                        Senior Vice President            None

       P.O. Box 2200
       Danville, CA 94526



       Timothy J. Wilson                         Vice President                   None
       113 Farmview Place

       Venetia, PA 15367



B      Laura L. Wimberly                         Vice President                   None



H      Marshall D. Wingo                         Director, Senior Vice            None
                                                 President



L      Robert L. Winston                         Director, Senior Vice            None
                                                 President



       Laurie B. Wood                            Regional Vice President          None

       3500 W. Camino de Urania

       Tucson, AZ 85741



       William R. Yost                           Vice President                   None

       9320 Overlook Trail

       Eden Prairie, MN 55347



       Janet M. Young                            Regional Vice President          None

       1616 Vermont

       Houston, TX 77006



       Scott D. Zambon                           Regional Vice President          None

       320 Robinson Drive

       Tustin Ranch, CA 92782


L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c)  None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 3500 Wiseman Boulevard, San Antonio, TX 78251, 5300 Robin Hood Road, Norfolk, VA 23514 and 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of October, 1998.

THE TAX-EXEMPT BOND FUND OF AMERICA, INC.
      By/s/  Paul G. Haaga, Jr.
             Paul G. Haaga, Jr., Chairman of the Board

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 27, 1998, by the following persons in the capacities indicated.

         Signature                              Title



(1)      Principal Executive Officer:



         /s/ Abner D. Goldstine                 President and Director

            (Abner D. Goldstine)



(2)      Principal Financial Officer and Principal Accounting
         Officer:



         /s/ Anthony W. Hynes, Jr.              Treasurer

            (Anthony W. Hynes, Jr.)



(3)      Directors:



         H. Frederick Christie*                 Director
         Don R. Conlan*                         Director
         Diane C. Creel*                        Director

         Martin Fenton, Jr.*                    Director
         Leonard R. Fuller*                     Director



         /s/ Abner D. Goldstine                 President and Director

            (Abner D. Goldstine)



         /s/ Paul G. Haaga, Jr.                 Chairman and Director

            (Paul G. Haaga, Jr.



         Herbert Hoover III*                    Director

         Richard G. Newman*                     Director


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact

 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

     /s/ Michael J. Downer
     (Michael J. Downer)